                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              BALANCED PORTFOLIO
                                BOND PORTFOLIO
                              CORE BOND PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                             GOVERNMENT PORTFOLIO
                          GOVERNMENT SELECT PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO
                           MID CAP GROWTH PORTFOLIO
                              MUNICIPAL PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                        SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                             TAX-EXEMPT PORTFOLIO
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO

                         NORTHERN INSTITUTIONAL FUNDS
                                 (THE "TRUST")

   This Statement of Additional Information dated April 1, 2006, (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated April 1, 2006, as amended or supplemented from time to time for the Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio (collectively, the "Money Market Portfolios"), Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, Short-Intermediate Bond Portfolio, U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (collectively, the "Fixed Income Portfolios"), Balanced Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (collectively, the "Equity Portfolios"), (each a "Portfolio" and collectively, the "Portfolios") of Northern Institutional Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

   The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2005 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Portfolio involves investment risks, including possible loss of principal. Although each of the Money Market Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                     INDEX

                                                                                     Page
                                                                                     ----
ADDITIONAL INVESTMENT INFORMATION...................................................   4
   Classification and History.......................................................   4
   Investment Objectives and Policies...............................................   4
   Investment Restrictions..........................................................  27
   Disclosure of Portfolio Holdings.................................................  30

ADDITIONAL TRUST INFORMATION........................................................  31
   Trustees and Officers............................................................  31
   Standing Board Committees........................................................  36
   Trustee Ownership of Portfolio Shares............................................  36
   Trustee and Officer Compensation.................................................  37
   Code of Ethics...................................................................  38
   Investment Advisers, Transfer Agent and Custodian................................  38
   Portfolio Managers...............................................................  49
   Proxy Voting.....................................................................  56
   Co-Administrators and Distributor................................................  57
   Shareholder Servicing Plan for Fixed Income and Equity Portfolios................  60
   Counsel and Independent Registered Public Accounting Firm........................  61
   In-Kind Purchases and Redemptions................................................  61
   Third-Party Fees and Requirements................................................  61
   Expenses.........................................................................  62

PERFORMANCE INFORMATION.............................................................  62
   Money Market Portfolios..........................................................  62
   Equity and Fixed Income Portfolios...............................................  65

NET ASSET VALUE.....................................................................  81

TAXES...............................................................................  83
   Federal - General Information....................................................  83
   State and Local Taxes............................................................  84
   Taxation of Certain Financial Instruments........................................  84
   Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios.  85

DESCRIPTION OF SHARES...............................................................  86

SERVICE PLAN FOR MONEY MARKET PORTFOLIOS............................................  93

FINANCIAL STATEMENTS................................................................  95

OTHER INFORMATION...................................................................  96

APPENDIX A.......................................................................... A-1

APPENDIX B.......................................................................... B-1

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

   Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

   Each Portfolio is a series of the Trust that was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998.

INVESTMENT OBJECTIVES AND POLICIES

   The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectuses. The investment objectives of the Core Bond, Intermediate Bond, Mid Cap Growth, Municipal and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

   With respect to the Bond, Core Bond, Equity Index, Government, Government Select, Intermediate Bond, International Equity Index, Mid Cap Growth, Short-Intermediate Bond, Small Company Index, Small Company Growth, U.S. Government Securities and U.S. Treasury Index Portfolios, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in its Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. As described further below, the Tax-Exempt Portfolio and Municipal Portfolio have policies that may not be changed without shareholder approval to invest at least 80% of their respective net assets in debt instruments, the interest on which is exempt from regular federal income tax. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

MONEY MARKET PORTFOLIOS

Diversified Assets Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

Government Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements backed by such securities.

Government Select Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest which generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Municipal Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace.

Tax-Exempt Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments, which pay interest that is exempt from regular federal income tax. Alternative Minimum Tax ("AMT") obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio's dividends may be subject to federal income tax.

FIXED INCOME PORTFOLIOS

Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Core Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Short-Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

U.S. Government Securities Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.

U.S. Treasury Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

EQUITY PORTFOLIOS

Balanced Portfolio seeks long-term capital appreciation and current income. The Portfolio will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment managers' analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

Diversified Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Equity Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the Standard and Poor's 500(R) Composite Index ("S&P 500 Index"), in weightings that approximate the relative composition of the securities contained in the S&P 500 Index and in S&P 500 Index futures approved by the Commodity Futures Trading Commission ("CFTC").

Focused Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion.

International Equity Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Morgan Stanley Capital International Index for Europe, Australia and Far East ("MSCI EAFE(R) Index"), in weightings that approximate the relative composition of the securities contained in the Index and in MSCI EAFE Index futures approved by the CFTC.

International Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.

Mid Cap Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies.

Small Company Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell 2000(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.

Small Company Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index, and in Russell 2000 Index futures approved by the CFTC.

   AMERICAN DEPOSITARY RECEIPTS ("ADRS"). To the extent consistent with their respective investment objectives, the Equity and Fixed Income Portfolios may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

   A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

   ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

   If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Portfolio's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

   Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

   Asset-backed securities acquired by certain Portfolios may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

   There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (Ginnie Mae) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

   Mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation (Freddie Mac) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolios' liquidity and value.

   Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

   CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The portfolio turnover rates for the Diversified Growth and Small Company Growth Portfolios were significantly lower for the fiscal year ended November 30, 2005 than for the prior fiscal year end. This decrease was due, in part, to a change in investment style which has de-emphasized the use of aggressive trading strategies as a driver of portfolio performance. The portfolio turnover rates for the Bond, Core Bond, Intermediate Bond and International Equity Index Portfolios were significantly higher for the fiscal year ended November 30, 2005 than for the prior fiscal year. For the Bond, Core Bond and Intermediate Bond Portfolios, the increase was due to larger trades and a higher volume of trading in order to maintain appropriate risk/return profiles amidst the lower volatility bond market environment. Additionally, the three Portfolios employed more mortgage rolls in their investment strategies, which added to the turnover ratio. For the International Equity Index Portfolio, the increase was due to increased purchases and sales in the Portfolio to accommodate increased shareholder flows.

   The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended November 30, 2005, the turnover rates for the Portfolios (except for the Money Market Portfolios) are as follows:

PORTFOLIO:                      Portfolio Turnover Rate
----------                      -----------------------
Balanced                                119.58%
Bond                                    328.83%
Core Bond                               339.65%
Diversified Growth                       49.34%
Equity Index                             18.74%
Focused Growth                          178.43%
Intermediate Bond                       297.81%
International Equity Index              110.54%
International Growth                     85.60%
Mid Cap Growth                           98.76%
Short-Intermediate Bond                 271.88%
Small Company Growth                     85.43%
Small Company Index                      33.95%
U.S. Government Securities              226.32%
U.S. Treasury Index                      61.26%

   COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

   Each Portfolio, including the Core Bond Portfolio and the Money Market Portfolios to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

   Commercial paper purchased by certain Portfolios may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

   CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

   In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

   The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

   Capital appreciation for a Portfolio may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

   In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

   CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

   EQUITY SWAPS. The Equity Portfolios may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

   A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's obligations, the Portfolios and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

   The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

   EUROPEAN DEPOSITARY RECEIPTS ("EDRs"). To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

   FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Portfolios (except the Core Bond, Diversified Assets, Government, Government Select, Municipal and Tax-Exempt Portfolios) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

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   When entering into a contract for the purchase or sale of a security, a
Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

   When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

   In addition, to the extent consistent with its investment objectives, a Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

   Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

   FOREIGN INVESTMENTS. To the extent consistent with its investment policies, each Portfolio may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio and the Money Market Portfolios must be U.S. dollar-denominated. The International Equity Index and International Growth Equity Portfolios intend to invest a substantial portion of their assets in foreign securities. In addition, the Balanced, Bond, Diversified Growth, Focused Growth, Intermediate Bond, Mid Cap Growth, Short-Intermediate Bond, Small Company Growth Portfolios are permitted to invest a substantial portion of their assets in such securities, including eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund also may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

   Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

   There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

   Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

   Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

   Although a Portfolio (other than the Core Bond and Money Market Portfolios) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   A Portfolio also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of International Equity Index and International Growth Portfolios (the "International Portfolios") may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Portfolios will not exceed their respective total asset values, to the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

   Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

   Investors should understand that the expense ratios of the International Portfolios can be expected to be higher than those Portfolios investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

   The International Equity Index Portfolio invests primarily in the equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

   Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

   Certain Portfolios may invest a significant percentage of their assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

   Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan's manufactured exports, may affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

   The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced.

   The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

   The Bond Portfolio, Intermediate Bond Portfolio and Short-Intermediate Bond Portfolio, and, to the extent permitted by their investment policies, the Equity Portfolios, may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

   FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

   A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

   When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

   FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio, except the Money Market Portfolios, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

   The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios. The Portfolios will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes.

   When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Portfolio's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

   In connection with a Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

   For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

   ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Portfolio may invest up to 10% (15% for Fixed Income and Equity Portfolios) of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

   INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

   INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND CURRENCY SWAPS. The Portfolios, except the Money Market Portfolios, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except for the Core Bond Portfolio and Money Market Portfolios, also may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

   Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

   The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

   INVESTMENT COMPANIES. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolios in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolios' investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers conduct the Portfolios' investment in ETFs without regard to any consideration received by the Portfolios or any of their affiliated persons and (ii) the Investment Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by the Portfolios in an ETF, or if they have, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers.

   Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

   If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

   A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

   As noted in their Prospectus, the Equity Portfolios may invest in iShares(sm), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

   iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices for various countries and regions. iShares are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Portfolio's shares also could be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares as part of its investment strategy.

   SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

   SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.

   MORTGAGE DOLLAR ROLLS. The Portfolios, except for the Money Market Portfolios, may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

   For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

   Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

   MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Advisers. Neither the Trust nor the Investment Advisers will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

   Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

   State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

   Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Advisers will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

   The Portfolios also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

   The Portfolios may purchase serial bonds and other long-term securities provided that it has a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios also may purchase long-term variable and floating rate bonds (sometimes referred to as "put bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term put bonds on which defaults occur following acquisition by the Portfolios.

   The Portfolios may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

   An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolios and the Portfolios' liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in their structure or possible dissolution.

   Certain of the municipal instruments held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

   Municipal instruments purchased by the Portfolios may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

   The Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Advisers, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

   Currently, it is not the intention of the Portfolios to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

   As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Advisers believe that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but not by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for the purposes of this policy. Taxable investments by the Tax-Exempt and Municipal Portfolios will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

   OPTIONS. To the extent consistent with its investment objective, each Portfolio, except for the Money Market Portfolios, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

   Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

   The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

   All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Portfolio holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Portfolio segregates liquid assets in the amount of the difference.

   With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option generally is limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

   A Portfolio's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

   When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

   There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   REAL ESTATE INVESTMENT TRUSTS. The Fixed Income and Equity Portfolios may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

   RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Portfolios as well as the fixed income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

   REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

   REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

   RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Small capitalization stocks will be principal investments for the Small Company Index and Small Company Growth Portfolios. Stocks of recently organized companies, in which the Small Company Index and Small Company Growth Portfolios may invest, have often been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

   The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of a Portfolio shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

   The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

   RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities usually are unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

   There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

   The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

   If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

   In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

   The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers performs their own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

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

   In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

   SECURITIES LENDING. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Portfolio is responsible for any loss that may result from its investment in borrowed collateral. A Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

   SHORT SALES AGAINST-THE-BOX. The Equity Portfolios, except for the Equity Index, International Equity Index and the Small Company Index Portfolios, may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

   STANDBY COMMITMENTS. The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

   The Tax-Exempt and Municipal Portfolios expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

   The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

   STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by The Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard

& Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Equity Index Portfolio shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance.

   As of December 31, 2005, the approximate market capitalization range of the companies included in the S&P 500 Index was between $660 million and $370.3 billion.

   The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

   The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2005, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $26 million and $4.4 billion.

   The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. As of December 31, 2005, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $996 million and $18.4 billion.

   The MSCI EAFE Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of
December 31, 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

   The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Portfolios generally or in the International Equity Index Portfolio particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Index Portfolio or the issuer or shareholders of the International Equity Index Portfolio or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Index Portfolio or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Index Portfolio to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Index Portfolio is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Index Portfolio or any other person or entity in connection with the administration, marketing or offering of the International Equity Index Portfolio.

   Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Index Portfolio, owners of the International Equity Index Portfolio, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

   STRIPPED SECURITIES. To the extent consistent with its investment policies, each Portfolio, including the Government Select Portfolio to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

   Other types of stripped securities may be purchased by the Portfolios (except the Government Select Portfolio), including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

   SUPRANATIONAL BANK OBLIGATIONS. Each Portfolio, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

   TRACKING VARIANCE. As discussed in their Prospectus, the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Advisers does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Advisers at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

   U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

   Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and
(ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

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   To the extent consistent with their respective investment objectives, the
Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

   VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as put bonds) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments ("inverse floaters").

   With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

   The Money Market Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

   Variable and floating rate instruments that may be purchased by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

   Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

   WARRANTS. The Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

   YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue.

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The ratings of S&P, Dominion, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

   Subject to the limitations stated in the Prospectuses, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

   ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

   PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

   Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

   Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

   (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies,
   (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

   (2) (a) For the Equity and Fixed Income Portfolios: Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

   (b) For the Money Market Portfolios: Purchase or sell real estate or securities issued by real estate investment trusts but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

   (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

   (4) (a) For the Equity and Fixed Income Portfolios: Invest in companies for the purpose of exercising control.

   (b) For the Money Market Portfolios: Invest in companies for the purpose of exercising control or management.

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   (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

   (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

   (7) (a) For the Equity and Fixed Income Portfolios: Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

   (b) For the Money Market Portfolios: Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

   (8) Borrow money, except that to the extent permitted by applicable law
   (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

   (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

   For the purposes of Investment Restrictions Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

   In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   The freedom of action reserved in Restriction No. 7(b) with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

   Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Municipal Portfolio and Tax-Exempt Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

   Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

   Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and the applicable Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

   Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

   The Money Market Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO) if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or
(ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

   In addition to the foregoing, each Money Market Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of each Portfolio's shareholders. The policy provides that neither the Portfolios nor their Investment Adviser, Distributor or any agent, or any employee thereof ("Portfolio Representative") will disclose a Portfolio's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means a Portfolio's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in a Portfolio's public filings with the SEC or is disclosed on the Portfolio's publicly accessible Web site. Information posted on a Portfolio's Web site may be separately provided to any person commencing the day after it is first published on the Portfolio's Web site.

   Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Portfolios' Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Portfolios' independent registered public accounting firm, the Portfolios' custodian, the Portfolios' legal counsel, the Portfolios' financial printer-R.R. Donnelley & Sons Company, the Portfolios' proxy voting service --Institutional Shareholder Service Inc., the following rating and ranking organizations -- Standard & Poor's and Moody's Investors Service, and the following vendors that provide portfolio analytical tools -- Vestek (aka Thomson Financial), Citigroup, FactSet and Lehman Brothers. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

   All of the Portfolios currently publish on their Web site, northerninstitutionalfunds.com, complete portfolio holdings for each Portfolio as of the end of each calendar quarter subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios currently publish on their Web site complete month-end portfolio holdings for each Portfolio subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Portfolios publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

   Portfolio holdings are currently disclosed through required filings with the SEC. Each Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio's fiscal year). Shareholders may obtain a Portfolio's Forms N-CSR and N-Q filings on the SEC's Web site at sec.gov. In addition, the Portfolios' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

   Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                         ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the management, business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 54 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 22 portfolios and Northern Funds offers 32 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS /(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                         OTHER DIRECTORSHIPS HELD BY
SERVICE AS TRUSTEE /(2)/            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            TRUSTEE /(3)/
-----------------------   ----------------------------------------------------------------- ------------------------------
 William L. Bax           .  Managing Partner of PricewaterhouseCoopers (an accounting      .  Sears Holding Corp. (a
 Age: 62                     firm) from 2000 to 2003.                                          retail company).
 Trustee since 2005       .  Director of Big Shoulders Fund since 1997;
                          .  Director of Children's Memorial Hospital since 1997;
                          .  Trustee of DePaul University since 1998.

 Richard G. Cline         .  Chairman and President of Hawthorne Investors, Inc. (a         .  PepsiAmericas (a soft drink
 Age: 71                     management advisory services and private investment company)      bottling company);
 Trustee since 1997          since 1996;                                                    .  Ryerson Inc. (a metals
                          .  Managing Partner of Hawthorne Investments, LLC (a                 distribution company).
                             management advisory services and private investment company)
                             since 2001;
                          .  Managing Member of Hawthorne Investments II, LLC (a
                             private investments company) since 2004.

 Edward J. Condon, Jr.    .  Chairman and CEO of The Paradigm Group, Ltd. (a financial      .  None
 Age: 65                     adviser) since 1993;
 Trustee since 1994       .  Principal and Co-Founder of Paradigm Capital since 1996;
                          .  Senior Partner of NewEllis Ventures since 2001;
                          .  Member of the Board of Managers of The Liberty Hampshire
                             Company, LLC (a receivable securitization company) from
                             1996 to 2001;
                          .  Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
                          .  Member and Director of the Illinois Venture Capital
                             Association since 2001;
                          .  Trustee at Dominican University from 1996 to 2005;
                          .  Member of the Board of Directors of the Chicago Children's
                             Museum since 2001;
                          .  Member of the Board of Governors of the Metropolitan Club
                             since 2003;
                          .  Member of the Advisory Board of AAVIN Equity Partners
                             since 2005;
                          .  Chairman of the Nominating Committee of Girl Scouts of
                             Chicago from 1993 to 2003;
                          .  Member of the National Advisory Board of National Domestic
                             Violence Hotline since 2005.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.
(2)Each Trustee will hold office for an indefinite term until the earliest of:
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3)This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS /(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                         OTHER DIRECTORSHIPS
SERVICE AS TRUSTEE /(2)/            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            HELD BY TRUSTEE/(3)/
-----------------------   ----------------------------------------------------------------  ---------------------------------
Sharon Gist Gilliam       .  Executive Vice President of Unison-Maximus, Inc. (an           .  None
Age: 62                      aviation and governmental consulting company) from 1989 to
Trustee since 2001           2005;
                          .  Principal /Officer/ Director, UCG Associates, Inc. (a
                             management consulting firm) from 2005 to present.

Sandra Polk Guthman       .  CEO of Polk Bros. Foundation (an Illinois not-for- profit      .  None
Age: 62                      corporation) since 1993;
Trustee since 1997        .  Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                          .  Director of STS Consultants, Ltd. (an employee owned
                             engineering consulting firm) since 2001.

Michael E. Murphy/(4)/    .  President of Sara Lee Foundation (philanthropic organization)  .  Coach, Inc.;
Age: 69                      from 1997 to 2001.                                             .  Payless Shoe Source, Inc. (a
Trustee since 2000                                                                             retail shoe store business);
                                                                                            .  GATX Corporation (a
                                                                                               railroad holding company).

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.
(2)Each Trustee will hold office for an indefinite term until the earliest of:
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3)This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

NAME, ADDRESS /(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                           OTHER DIRECTORSHIPS HELD BY
SERVICE AS TRUSTEE /(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS             TRUSTEE/(3)/
-----------------------   ------------------------------------------------------------------- --------------------------------
 Richard P. Strubel       .  Vice Chairman and Director of Cardean Learning Group             .  Gildan Activewear, Inc. (an
 Age: 66                     (formerly UNext, Inc.) (a provider of educational services via      athletic clothing marketing
 Trustee since 1982          the Internet) since 2003;                                           and manufacturing
                          .  President, Chief Operating Officer and Director of UNext, Inc.      company);
                             from 1999 to 2003.                                               .  Goldman Sachs Mutual
                                                                                                 Fund Complex (72
                                                                                                 portfolios);
                                                                                              .  Goldman Sachs Closed-
                                                                                                 End Funds.

INTERESTED TRUSTEES


 Mary Jacobs Skinner,     .  Partner in the law firm of Sidley Austin Brown & Wood, LLP.      .  None
 Esq./(4)/
 Age: 48
 Trustee since 2000

 Terence J. Toth/(4)/     .  President of Northern Trust Global Investments since 2004;       .  None
 Age: 46                     and Executive Vice President - Head of Quantitative
 Trustee since 2006          Management and Securities Lending from 2000 to 2004.

--------
(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.
(2)Each Trustee will hold office for an indefinite term until the earliest of:
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3)This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------              --------------------------------------------------------------------------------------------
Lloyd A. Wennlund                Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments,
Age: 48                          N.A.; Executive Vice President and other positions at The Northern Trust Company, President
50 South LaSalle Street          and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for
Chicago, IL 60603                Northern Trust Global Investments since 1989.
President since 2000

Eric K. Schweitzer               Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice
Age: 44                          President at The Northern Trust Company and the Director of Distribution, Product
50 South LaSalle Street          Management and Client Services in the Mutual Fund Group of Northern Trust Global
Chicago, IL 60603                Investments since 2000.
Vice President since 2000

Stuart Schuldt                   Senior Vice President and Division Manager of Fund Administration and Fund Accounting,
Age: 44                          The Northern Trust Company since 1998.
50 South LaSalle Street
Chicago, IL 60603
Treasurer since 2005

Susan J. Hill                    Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice
Age: 49                          President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of
50 South LaSalle Street          Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.
Chicago, IL 60603
Chief Compliance Officer since
2004

Wes L. Ringo                     Senior Vice President of Northern Trust Investments, N.A. and Compliance Director of
Age: 55                          Northern Trust Securities, Inc. since 2001; Managing Director, Assistant General Counsel and
50 South LaSalle Street          Director of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from 1996 to 2001.
Chicago, IL 60603
Anti-Money Laundering Compliance
Officer since 2002

Brian Ovaert                     Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 44                          Accounting, Transfer Agent and Fund Administration functions since 1998.
50 Bank Street
Canary Wharf
London, E145NT
Assistant Treasurer since 2005

(1)Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE, POSITIONS
HELD WITH TRUST AND LENGTH OF
SERVICE /(1)/                                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------  ------------------------------------------------------------------------------------------
Jeffrey A. Dalke, Esq.         Partner in the law firm of Drinker Biddle & Reath LLP since 1986.
Age: 55
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.           Senior Counsel and Senior Vice President at PFPC Inc. since 1998.
Age: 58
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.    Counsel and Vice President at PFPC Inc. since 2005; Associate Counsel and Director at PFPC
Age: 34                        Inc. from 2002 to 2005; Associate Counsel at Investors Bank & Trust Company, a financial
99 High Street, 27th Floor     service provider from 2001 to 2002.
Boston, MA 02110
Assistant Secretary since 2003

(1)Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

   Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

   Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit, Governance and Valuation.

   The Audit Committee consists of four members: Messrs. Condon (Chairman), Bax, and Strubel, and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the independent registered public accounting firm. During the fiscal year ended November 30, 2005, the Audit Committee convened five times.

   The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended November 30, 2005, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectuses and should be directed to the attention of Northern Institutional Funds Governance Committee.

   The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2005, the Valuation Committee convened four times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.

                      Information as of December 31, 2005

                                                                     Aggregate Dollar Range of
                                    Dollar Range of Equity           Equity Securities in All
                                      Securities in each               Portfolios in Mutual
Name of Trustee                           Portfolio                        Fund Family*
---------------           ------------------------------------------ -------------------------
William L. Bax                               None                        $10,001-$50,000
Richard G. Cline                             None                         Over $100,000
Edward J. Condon, Jr.                        None                         Over $100,000
Sharon Gist Gilliam                          None                              None
Sandra Polk Guthman                          None                         Over $100,000
Michael E. Murphy                            None                         Over $100,000
Mary Jacobs Skinner                          None                         Over $100,000
Richard P. Strubel                           None                         Over $100,000
Stephen B. Timbers**                         None                         Over $100,000
Terence J. Toth***          Balanced Portfolio - $50,001-$100,000         Over $100,000
                            Equity Index Portfolio - Over $100,000
                          Focused Growth Portfolio - $10,001-$50,000

--------
* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2005, Northern Institutional Funds offered 22 portfolios and Northern Funds offered 32 portfolios.
**   Mr. Timbers retired from the Trust on February 17, 2006.
***  Mr. Toth was appointed to the Board of Trustees as of February 17, 2006.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

   The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2005:

                                                         Diversified Diversified  Equity    Focused
                           Balanced    Bond    Core Bond   Assets      Growth      Index    Growth   Government
                           Portfolio Portfolio Portfolio  Portfolio   Portfolio  Portfolio Portfolio Portfolio
                           --------- --------- --------- ----------- ----------- --------- --------- ----------
William L. Bax/(1)/          $538     $1,075     $538      $19,219      $538      $1,613     $538      $5,913
Richard G. Cline              713      1,425      713       25,469       713       2,138      713       7,838
Edward J. Condon, Jr.         625      1,250      625       22,350       625       1,875      625       6,875
William J. Dolan, Jr./(2)/    600      1,200      600       21,450       600       1,800      600       6,600
Sharon Gist Gilliam           538      1,075      538       19,219       538       1,613      538       5,913
Sandra Polk Guthman           575      1,150      575       20,550       575       1,725      575       6,325
Michael E. Murphy             600      1,200      600       21,450       600       1,800      600       6,600
Mary Jacobs Skinner           525      1,050      525       18,768       525       1,575      525       5,775
Richard P. Strubel            600      1,200      600       21,450       600       1,800      600       6,600
Stephen B. Timbers/(3)/       525      1,050      525       18,769       525       1,575      525       5,775
Terence J. Toth /(4)/           0          0        0            0         0           0        0           0

                            Government Intermediate International International  Mid Cap
                              Select       Bond     Equity Index     Growth      Growth   Municipal
                            Portfolio   Portfolio     Portfolio     Portfolio   Portfolio Portfolio
                            ---------- ------------ ------------- ------------- --------- ---------
William L. Bax/(1)/          $10,213       $538         $538          $538        $538     $2,150
Richard G. Cline              13,538        713          713           713         713      2,850
Edward J. Condon, Jr.         11,875        625          625           625         625      2,500
William J. Dolan, Jr. /(2)/   11,400        600          600           600         600      2,400
Sharon Gist Gilliam           10,213        538          538           538         538      2,150
Sandra Polk Guthman           10,925        575          575           575         575      2,300
Michael E. Murphy             11,400        600          600           600         600      2,400
Mary Jacobs Skinner            9,975        525          525           525         525      2,100
Richard P. Strubel            11,400        600          600           600         600      2,400
Stephen B. Timbers /(3)/       9,975        525          525           525         525      2,100
Terence J. Toth /(4)/              0          0            0             0           0          0

                                                                                                 Total
                                                                                             Compensation
                               Short-      Small     Small                U.S.      U.S.       from Fund
                            Intermediate  Company   Company    Tax-    Government Treasury      Complex
                                Bond      Growth     Index    Exempt   Securities   Index   (including the
                             Portfolio   Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolios)/(5)/
                            ------------ --------- --------- --------- ---------- --------- ---------------
William L. Bax/(1)/             $538       $538      $538     $1,613      $538      $538       $107,500
Richard G. Cline                 713        713       713      2,138       713       713        142,500
Edward J. Condon, Jr.            625        625       625      1,875       625       625        125,000
William J. Dolan, Jr./ (2)/      600        600       600      1,800       600       600        120,000/(6)/
Sharon Gist Gilliam              538        538       538      1,613       538       538        107,500
Sandra Polk Guthman              575        575       575      1,725       575       575        115,000
Michael E. Murphy                600        600       600      1,800       600       600        120,000
Mary Jacobs Skinner              525        525       525      1,575       525       525        105,000/(7)/
Richard P. Strubel               600        600       600      1,800       600       600        120,000
Stephen B. Timbers/(3)/          525        525       525      1,575       525       525        105,000
Terence J. Toth /(4)/              0          0         0          0         0         0              0

(1) Mr. Bax was appointed to the Board of Trustees as of January 1, 2005.
(2) Mr. Dolan served as a Trustee of the Fund Complex until December 31, 2005.
(3) Mr. Timbers served as a Trustee of the Fund Complex until February 17, 2006.
(4) Mr. Toth was appointed to the Board of Trustees as of February 17, 2006.
(5) As of December 31, 2005, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (22 portfolios) and Northern Funds (32 portfolios).
(6) For the fiscal year ended November 30, 2005, Mr. Dolan elected to defer $0 of $120,000 total compensation, of which Mr. Dolan earned $2,148.72 in accrued interest from previous years' deferred compensation.
(7) For the fiscal year ended November 30, 2005, Ms. Skinner elected to defer $52,500 of $105,000 total compensation, of which Ms. Skinner earned $3,796.36 in accrued interest.

   The Trust does not provide pension or retirement benefits to its Trustees.

   Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

   The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Ms. Hill and Messrs. Dalke, Ovaert, Ringo, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Ms. Hill and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

   The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

   Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), formerly Northern Trust Global Investments (Europe) Limited, each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve jointly as the Investment Advisers of the Balanced, Bond, Intermediate Bond, International Growth and Short-Intermediate Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIL are each referred to as "Investment Adviser." TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this Additional Statement as "Northern Trust."

   Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, it had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

   TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

   Under the Advisory Agreements with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, make decisions with respect to and place orders for all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution or, use their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the

Investment Advisers or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, news services, credit rating services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts ("Other Accounts") over which the Investment Advisers or their affiliates exercise investment discretion. For example, research or other services paid for through the Funds' commissions may not be used in managing the Funds. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such Other Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.

   Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

   Transactions on U.S. stock exchanges and, increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions, and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which may be fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

   On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreements provide that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Advisers' opinion of the reliability and quality of the broker or dealer.

   For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows. The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                    Total       Total      Brokerage
                                                  Brokerage   Amount of   Commissions
                                        Total    Commissions Transactions    Paid
                                      Brokerage    Paid to     On Which   to Brokers
                                     Commissions Affiliated  Commissions   Providing
Fiscal Year Ended November 30, 2005     Paid       Brokers       Paid     Research/1/
-----------------------------------  ----------- ----------- ------------ -----------
Balanced Portfolio                    $ 85,023       $0      $ 93,131,212  $ 52,980

Equity Index Portfolio                $194,096       $0      $290,621,072  $      0

Diversified Growth Portfolio          $ 43,445       $0      $ 49,104,344  $ 27,234

Focused Growth Portfolio              $759,880       $0      $669,265,722  $381,534

Small Company Index Portfolio         $ 72,908       $0      $ 54,857,516  $      0

Small Company Growth Portfolio        $ 23,260       $0      $ 19,190,811  $ 14,520

Mid Cap Growth Portfolio              $ 62,199       $0      $ 59,227,629  $ 36,987

International Equity Index Portfolio  $111,249       $0      $137,831,484  $      0

International Growth Portfolio        $516,491       $0      $269,807,654  $      0

1. The amounts of the transactions involving commissions paid to brokers providing research were $55,613,131, $29,927,516, $326,546,338,
    $11,052,276, and $36,683,090 for the Balanced, Diversified Growth, Focused Growth, Small Company Growth and Mid Cap Growth, respectively.

                                                        Total       Total
                                                      Brokerage   Amount of
                                            Total    Commissions Transactions
                                          Brokerage    Paid to     On Which
                                         Commissions Affiliated  Commissions
Fiscal Year Ended November 30, 2004         Paid       Brokers       Paid
-----------------------------------      ----------- ----------- ------------
Balanced Portfolio                        $217,263       $0      $190,518,193

Equity Index Portfolio                    $ 70,685       $0      $ 97,059,285

Diversified Growth Portfolio              $128,084       $0      $109,853,495

Focused Growth Portfolio                  $992,290       $0      $742,810,453

Small Company Index Portfolio             $ 16,542       $0      $  9,522,745

Small Company Growth Portfolio            $225,626       $0      $115,449,213

                                                      Total        Total
                                                    Brokerage    Amount of
                                          Total    Commissions  Transactions
                                        Brokerage    Paid to      On Which
                                       Commissions Affiliated   Commissions
  Fiscal Year Ended November 30, 2004     Paid       Brokers        Paid
  -----------------------------------  ----------- ----------- --------------
  Mid Cap Growth Portfolio             $  102,018      $0      $   75,717,256

  International Equity Index Portfolio $    7,089      $0      $  323,610,043

  International Growth Portfolio       $  473,937      $0      $6,253,991,009

                                                      Total        Total
                                                    Brokerage    Amount of
                                          Total    Commissions  Transactions
                                        Brokerage    Paid to      On Which
                                       Commissions Affiliated   Commissions
  Fiscal Year Ended November 30, 2003     Paid       Brokers        Paid
  -----------------------------------  ----------- ----------- --------------
  Balanced Portfolio                   $  196,736      $0      $  159,307,592

  Equity Index Portfolio               $  154,878      $0      $  546,297,891

  Diversified Growth Portfolio         $  170,129      $0      $  125,387,657

  Focused Growth Portfolio             $1,294,851      $0      $  866,090,216

  Small Company Growth Portfolio       $  293,003      $0      $  137,180,183

  Small Company Index Portfolio        $   76,070      $0      $  119,787,084

  Mid Cap Growth Portfolio             $  199,287      $0      $  122,562,661

  International Equity Index Portfolio $   35,028      $0      $   72,607,788

  International Growth Portfolio       $  455,582      $0      $   74,499,000

   To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. No commissions were paid by the Portfolios to any such affiliated broker/dealer during the Trust's three most recent fiscal years.

   The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.

   During the fiscal year ended November 30, 2005, the Bond Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bank of America Corp., with an approximate aggregate market value of $2,083,000; Bear Stearns Co., with an approximate aggregate market value of $4,407,000;

Citicorp Securities, Inc., with an approximate aggregate market value of $3,092,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $4,488,000; JP Morgan Chase & Co., with an approximate aggregate market value of $10,216,000; Lehman Brothers, Inc., with an approximate aggregate market value of $6,845,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $4,104,000; and UBS Securities, Inc., with an approximate aggregate market value of $3,961,000.

   During the fiscal year ended November 30, 2005, the Core Bond Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Core Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bank of America Corp., with an approximate aggregate market value of $1,656,000; Bear Stearns Co., with an approximate aggregate market value of $2,193,000; Citicorp Securities, Inc., with an approximate aggregate market value of $2,233,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $1,511,000; Goldman Sachs Group, Inc. with an approximate aggregate market value of $1,242,000; JP Morgan Chase & Co., with an approximate aggregate market value of $6,897,000; Lehman Brothers, Inc., with an approximate aggregate market value of $3,553,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $2,199,000; and UBS Securities, Inc., with an approximate aggregate market value of $2,047,000.

   During the fiscal year ended November 30, 2005, the Intermediate Bond Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill
Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At
November 30, 2005, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bank of America Corp., with an approximate aggregate market value of $474,000; Bear Stearns Co., with an approximate aggregate market value of $294,000; Citicorp Securities, Inc., with an approximate aggregate market value of $408,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $591,000; Goldman Sachs Group, Inc. with an approximate aggregate market value of $454,000; JP Morgan Chase & Co., with an approximate aggregate market value of $2,309,000; Lehman Brothers, Inc., with an approximate aggregate market value of $836,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $737,000; and UBS Securities, Inc., with an approximate aggregate market value of $520,000.

   During the fiscal year ended November 30, 2005, the Short-Intermediate Bond Portfolio acquired securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns, Inc., with an approximate aggregate market value of $1,351,000; Citicorp Securities, Inc., with an approximate aggregate market value of $1,508,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $1,770,000; Goldman Sachs Group, Inc. with an approximate aggregate market value of $1,476,000; JP Morgan Chase & Co., with an approximate aggregate market value of $5,198,000; Lehman Brothers, Inc., with an approximate aggregate market value of $2,507,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $1,454,000; and UBS Securities, Inc., with an approximate aggregate market value of $1,115,000.

   During the fiscal year ended November 30, 2005, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the U.S. Treasury Index Portfolio acquired and sold securities of UBS Securities, Inc., a regular broker/dealer. At November 30, 2005, the U.S. Treasury Index Portfolio did not own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the International Growth Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Deutsche Bank, JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: UBS Securities, Inc., with an approximate aggregate market value of $4,281,000.

   During the fiscal year ended November 30, 2005, the International Equity Index Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Deutsche Bank, JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Credit Suisse First Boston Corp., with an approximate aggregate market value of $689,000; Deutsche Bank, AG., with an approximate aggregate market value of $580,000 and UBS Securities, Inc., with an approximate aggregate market value of $1,122,000.

   During the fiscal year ended November 30, 2005, the Small Company Growth Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Small Company Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, Small Company Index Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Small Company Index Portfolio did not own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the Mid Cap Growth Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Mid Cap Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the Focused Growth Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At
November 30, 2005, the Focused Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the Diversified Growth Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bank of America Corp., with an approximate aggregate market value of $683,000; Citicorp Securities, Inc., with an approximate aggregate market value of $827,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $767,000; and Lehman Brothers, Inc., with an approximate aggregate market value of $551,000.

   During the fiscal year ended November 30, 2005, the Equity Index Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bank of America Corp., with an approximate aggregate market value of $12,440,000; Bear Stearns, Inc., with an approximate aggregate market value of $838,000; Citicorp Securities, Inc., with an approximate aggregate market value of $16,977,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $4,035,000; JP Morgan Chase & Co., with an approximate aggregate market value of $9,262,000; Lehman Brothers Holdings, Inc., with an approximate aggregate market value of $2,284,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $4,244,000.

   During the fiscal year ended November 30, 2005, the Balanced Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bank of America Corp., with an approximate aggregate market value of $1,897,000; Bear Stearns, Inc., with an approximate aggregate market value of $328,000; Citicorp Securities, Inc., with an approximate aggregate market value of $2,441,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $581,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $2,414,000; JP Morgan Chase & Co., with an approximate aggregate market value of $2,236,000; Lehman Brothers, Inc., with an approximate aggregate market value of $2,276,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $985,000; and UBS Securities, Inc., with an approximate aggregate market value of $493,000.

   During the fiscal year ended November 30, 2005, the Diversified Assets Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, JP Morgan Chase & Co., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bank of America Corp., with an approximate aggregate market value of $533,694,000; Bear Stearns, Inc., with an approximate aggregate market value of $60,000,000; Citicorp Securities, Inc., with an approximate aggregate market value of $129,739,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $644,003,000; Deutsche Bank, with an approximate aggregate market value of $446,999,000; Goldman Sachs Group, with an approximate aggregate market value of $185,000,000; Lehman Brothers Holdings, Inc., with an approximate aggregate market value of $120,000,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $318,023,000; and UBS Securities, Inc., with an approximate aggregate market value of $1,438,694,000.

   During the fiscal year ended November 30, 2005, the Government Portfolio acquired and sold securities of Bank of America Corp., Bear Stearns Co., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Lehman Brothers, Inc., Merrill Lynch & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bank of America Corp., with an approximate aggregate market value of $37,796,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $75,000,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $266,709,000; and UBS Securities, Inc., with an approximate aggregate market value of $137,796,000.

   During the fiscal year ended November 30, 2005, the Government Select Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

   During the fiscal year ended November 30, 2005, the Municipal Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

   For the fiscal years ended November 30, 2005, 2004 and 2003, all portfolio transactions for the Fixed Income and Money Market Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income and Money Market Portfolios. Purchases by the Fixed Income and Money Market Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

   The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

   Unless sooner terminated, the Advisory Agreements will continue in effect with respect to the Portfolios until April 30, 2007 and the Custodian Agreement (or, in the case of the International Equity Index Portfolio and International Growth Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2007 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

   For the Fixed Income and Equity Portfolios under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services:
(i) establish and maintain an omnibus account in the name of each Institution;
(ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions;
(v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and
(ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors; (x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding;
(xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Equity and Fixed Income Portfolios.

   For the Money Market Portfolios, under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions,
(iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts,
(ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) 0.02% of the average daily net asset value of the outstanding Premier Shares of the Money Market Portfolios. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Money Market Portfolios.

   Under its Custodian Agreement (and in the case of the International Growth and International Equity Index Portfolios, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio,
(iii) makes receipts and disbursements of funds on behalf of the Portfolio,
(iv) receives, delivers and releases securities on behalf of the Portfolio,
(v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be:
(i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

   As compensation for the services rendered with respect to the Trust by the Custodian to each Portfolio except the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows:
(i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

   As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows:
(i) $35,000 annually for the International Growth and International Equity Index Portfolios, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

   The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily-uninvested U.S. cash balances (if any).

   As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2005.

   The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

                                                     CONTRACTUAL RATE                  ADVISORY FEE
                                      ----------------------------------------------       PAID
                                      For Fiscal Year For Fiscal Year For Fiscal Year For Fiscal Year
                                      Ended 11/30/05  Ended 11/30/04  Ended 11/30/03  Ended 11/30/05
                                      --------------- --------------- --------------- ---------------
Balanced Portfolio                         0.60%           0.60%           0.60%           0.50%
Bond Portfolio                             0.40%           0.40%           0.40%           0.25%
Core Bond Portfolio                        0.40%           0.40%           0.40%           0.25%
Diversified Assets Portfolio               0.25%           0.25%           0.25%           0.25%
Diversified Growth Portfolio               0.75%           0.75%           0.75%           0.65%
Equity Index Portfolio*                    0.10%           0.20%           0.20%           0.10%
Focused Growth Portfolio                   0.85%           0.85%           0.85%           0.75%
Government Portfolio                       0.25%           0.25%           0.25%           0.25%
Government Select Portfolio                0.20%           0.20%           0.20%           0.10%
Intermediate Bond Portfolio                0.40%           0.40%           0.40%           0.25%
International Equity Index Portfolio*      0.25%           0.35%           0.35%           0.25%
International Growth Portfolio             0.90%           0.90%           0.90%           0.80%
Mid Cap Growth Portfolio                   0.90%           0.90%           0.90%           0.80%
Municipal Portfolio                        0.20%           0.20%           0.20%           0.10%
Short-Intermediate Bond Portfolio          0.40%           0.40%           0.40%           0.25%
Small Company Growth Portfolio             0.95%           0.95%           0.95%           0.80%
Small Company Index Portfolio*             0.20%           0.30%           0.30%           0.20%
Tax-Exempt Portfolio                       0.25%           0.25%           0.25%           0.25%
U.S. Government Securities Portfolio       0.40%           0.40%           0.40%           0.25%
U.S. Treasury Index Portfolio              0.30%           0.30%           0.30%           0.15%

   For the fiscal years or period ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                              2005        2004        2003
                                           ----------- ----------- -----------
Balanced Portfolio                         $   673,921 $   678,011 $   508,486
Bond Portfolio                                 834,497   1,157,697   1,616,490
Core Bond Portfolio                            352,959     283,338     303,554
Diversified Assets Portfolio                25,938,962  25,394,044  28,861,652
Diversified Growth Portfolio                   256,739     339,282     385,859
Equity Index Portfolio                         760,616     727,281     697,294
Focused Growth Portfolio                     1,343,764   1,593,883   1,616,903
Government Portfolio                         6,830,233   6,791,668   7,266,808
Government Select Portfolio                  4,077,049   4,872,922   4,669,774
Intermediate Bond Portfolio                    100,614     107,512     111,266
International Equity Index Portfolio           231,615     170,654     177,417
International Growth Portfolio               1,372,931   1,197,761     891,284
Mid Cap Growth Portfolio                       207,174     219,225     212,937
Municipal Portfolio                          1,205,488     892,713     616,834
Short-Intermediate Bond Portfolio              405,872     421,581     457,747
Small Company Growth Portfolio                  70,114     170,829     214,762
Small Company Index Portfolio                  142,301     147,654     195,486
Tax-Exempt Portfolio                         1,704,588   1,779,277   1,841,411
U.S. Government Securities Portfolio           243,228     298,384     306,406
U.S. Treasury Index Portfolio                   71,899      79,469      92,028
--------
* The contractual rates prior to March 1, 2005, for the International Equity Index Portfolio and the Small Company Index Portfolio were 0.35% and 0.30%, respectively, and the contractual rates prior to April 1, 2006, for the Equity Index Portfolio was 0.20%.

   For the fiscal years or period ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                 2005       2004       2003
                                              ---------- ---------- ----------
Balanced                                      $  134,816 $  135,572 $  101,697
Bond                                             500,830    694,410    969,896
Core Bond                                        211,819    169,963    182,133
Diversified Assets                                     0          0          0
Diversified Growth                                39,509     52,183     59,363
Equity Index                                     760,800    727,128    697,300
Focused Growth                                   179,216    212,465    215,588
Government                                             0          0          0
Government Select                              4,078,086  4,871,717  4,669,819
Intermediate Bond                                 60,382     64,491     66,760
International Equity Index                        23,740     68,247     70,967
International Growth                             171,655    149,687    111,411
Mid Cap Growth                                    25,904     27,396     26,617
Municipal                                      1,205,488    892,552    616,840
Short-Intermediate Bond                          243,583    252,890    274,649
Small Company Growth                              13,150     32,019     40,268
Small Company Index                               18,787     73,809     97,742
Tax-Exempt                                             0          0          0
U.S. Government Securities                       145,978    178,988    183,844
U.S. Treasury Index                               71,918     79,447     92,028

   For the fiscal years or period ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                       2005     2004     2003
                                                     -------- -------- --------
Balanced                                             $ 18,299 $ 18,412 $ 11,277
Bond                                                   36,460   50,183   71,783
Core Bond                                              14,119   11,333   12,143
Diversified Assets                                    163,024  156,131  183,007
Diversified Growth                                      4,254    5,910    6,470
Equity Index                                          114,163  118,022  114,048
Focused Growth                                         31,395   37,335   36,137
Government                                             63,485   56,441   77,694
Government Select                                     152,461  151,371   87,003
Intermediate Bond                                       4,191    4,447    4,562
International Equity Index                              9,361    6,987    7,197
International Growth                                   17,764   15,624   11,844
Mid Cap Growth                                          7,351    6,555    4,573
Municipal                                              23,539   15,338   10,400
Short-Intermediate Bond                                16,615   17,226   18,411
Small Company Growth                                      915    2,186    2,739
Small Company Index                                     7,603    7,728    9,915
Tax-Exempt                                             13,289   13,981   13,210
U.S. Government Securities                             10,491   13,097   14,493
U.S. Treasury Index                                    10,084   10,597   10,572

   For the fiscal years or period ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Equity Index Portfolio and International Growth Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                     2005     2004     2003
                                                   -------- -------- --------
Balanced                                           $ 40,029 $ 42,408 $ 40,768
Bond                                                 53,059   58,727   98,414
Core Bond                                            30,880   28,977   45,636
Diversified Assets                                  852,370  905,322  951,434
Diversified Growth                                   30,538   30,952   29,408
Equity Index                                        128,368  115,625  153,167
Focused Growth                                       36,875   45,788   42,983
Government                                           77,702  216,559  288,359
Government Select                                   325,637  269,962  348,178
Intermediate Bond                                    26,352   25,873   37,120
International Equity Index                          115,934   97,023   96,454
International Growth                                191,408  169,652  131,342
Mid Cap Growth                                       33,898   33,537   33,611
Municipal                                           123,594  109,495   94,044
Short-Intermediate Bond                              33,591   31,984   33,156
Small Company Growth                                 32,200   43,954   36,026
Small Company Index                                  98,869   72,127  185,519
Tax-Exempt                                           83,780   90,419  104,259
U.S. Government Securities                           19,477   25,424   25,899
U.S. Treasury Index                                  22,929   22,774   23,244

   TNTC and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

   Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PORTFOLIO MANAGERS

Portfolio                               Portfolio Manager(s)
---------                               ---------------------------------------
NIF Balanced Portfolio                  Colin A. Robertson and Robert
                                          M. Mitchell
NIF Bond Portfolio                      Colin A. Robertson and Matthew Toms
NIF Core Bond Portfolio                 Colin A. Robertson and Matthew Toms
NIF Diversified Growth Portfolio        John S. Cole and Robert M. Mitchell
NIF Equity Index Portfolio              Chad M. Rakvin
NIF Focused Growth Portfolio            John S. Cole and Robert N. Streed
NIF Intermediate Bond Portfolio         Colin A. Robertson and Matthew Toms
NIF International Equity Index          Steven R. Wetter
  Portfolio
NIF International Growth Portfolio      Stephen Dowds and Diane E. Jones
NIF Mid Cap Growth Portfolio            Deborah L. Koch and Christopher
                                          D. Guinther
NIF Short-Intermediate Bond Portfolio   Colin A. Robertson
NIF Small Company Growth Portfolio      Christopher D. Guinther
NIF Small Company Index Portfolio       Chad M. Rakvin
NIF U. S. Government Securities         Brian E. Andersen and Timothy S. Musial
  Portfolio
NIF U. S. Treasury Index Portfolio      Daniel J. Personette

I. Accounts Managed by the Portfolio Managers

The table below discloses the accounts within each type of category listed below for which Brian E. Anderson was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                                          # of Accounts
                                                                   Total                  Managed that
                                                                    # of                 Advisory Fee is   Total Assets that
                                                                  Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                                  Managed  (in Millions)   Performance      on Performance
----------------                                                  -------- ------------- --------------- ---------------------
Other Registered Investment Companies:                               0            0             0                  0
Other Pooled Investment Vehicles:                                    0            0             0                  0
Other Accounts:                                                      0            0             0                  0
Northern Institutional Funds U.S. Government Securities Portfolio    1         $ 78             0                  0
Northern Funds Short-Intermediate U.S. Government Fund               1         $144             0                  0
Northern Funds U.S. Government Fund                                  1         $178             0                  0

The table below discloses the accounts within each type of category listed below for which John S. Cole was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                                  # of Accounts
                                                           Total                  Managed that
                                                            # of                 Advisory Fee is   Total Assets that
                                                          Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                          Managed  (in Millions)   Performance      on Performance
----------------                                          -------- ------------- --------------- ---------------------
Other Registered Investment Companies:                       0            0             0                  0
Other Pooled Investment Vehicles:                            0            0             0                  0
Other Accounts:                                              0            0             0                  0
Northern Institutional Funds Diversified Growth Portfolio    1         $ 38             0                  0
Northern Institutional Funds Focused Growth Portfolio        1         $159             0                  0
Northern Funds Growth Equity Fund                            1         $748             0                  0
Northern Funds Growth Opportunities Fund                     1         $  7             0                  0
Northern Funds Select Equity Fund                            1         $265             0                  0

The table below discloses the accounts within each type of category listed below for which Stephen Dowds was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                                    # of Accounts
                                                             Total                  Managed that
                                                              # of                 Advisory Fee is   Total Assets that
                                                            Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                            Managed  (in Millions)   Performance      on Performance
----------------                                            -------- ------------- --------------- ---------------------
Other Registered Investment Companies:                         0             0            0                  0
Other Pooled Investment Vehicles:                              0             0            0                  0
Other Accounts:                                                0             0            0                  0
Northern Institutional Funds International Growth Portfolio    1        $  170            0                  0
Northern Funds International Growth Equity Fund                1        $1,283            0                  0

The table below discloses the accounts within each type of category listed below for which Christopher D. Guinther was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                          # of Accounts
                                                   Total                  Managed that
                                                    # of                 Advisory Fee is   Total Assets that
                                                  Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                  Managed  (in Millions)   Performance      on Performance
------------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:               0            0             0                  0
Other Pooled Investment Vehicles:                    0            0             0                  0
Other Accounts:                                      0            0             0                  0
Northern Institutional Funds Mid Cap Growth
Portfolio                                            1         $ 22             0                  0
Northern Institutional Funds Small Company Growth
Portfolio                                            1         $  7             0                  0
Northern Funds Mid Cap Growth Fund                   1         $307             0                  0
Northern Funds Small Cap Growth Fund                 1         $ 64             0                  0

The table below discloses the accounts within each type of category listed below for which Diane E. Jones was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                          # of Accounts
                                                   Total                  Managed that
                                                    # of                 Advisory Fee is   Total Assets that
                                                  Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                  Managed  (in Millions)   Performance      on Performance
------------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:               0             0            0                  0
Other Pooled Investment Vehicles:                    0             0            0                  0
Other Accounts:                                      0             0            0                  0
Northern Institutional Funds International Growth
Portfolio                                            1        $  170            0                  0
Northern Funds International Growth Equity Fund      1        $1,282            0                  0

The table below discloses the accounts within each type of category listed below for which Deborah L. Koch was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                    # of Accounts
                                             Total                  Managed that
                                              # of                 Advisory Fee is   Total Assets that
                                            Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                            Managed  (in Millions)   Performance      on Performance
------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:         0            0             0                  0
Other Pooled Investment Vehicles:              0            0             0                  0
Other Accounts:                                0            0             0                  0
Northern Institutional Funds Mid Cap Growth
Portfolio                                      1         $ 22             0                  0
Northern Funds Mid Cap Growth Fund             1         $307             0                  0
Northern Funds Technology Fund                 1         $231             0                  0

The table below discloses the accounts within each type of category listed below for which Robert M. Mitchell was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                        # of Accounts
                                                 Total                  Managed that
                                                  # of                 Advisory Fee is   Total Assets that
                                                Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                Managed  (in Millions)   Performance      on Performance
----------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:              0           0             0                  0
Other Pooled Investment Vehicles:                   1        $ 23             0                  0
Other Accounts:                                    44        $681             0                  0
Northern Institutional Funds Balanced Portfolio     1        $135             0                  0
Northern Institutional Funds Diversified Growth
Portfolio                                           1        $ 38             0                  0
Northern Funds Growth Equity Fund                   1        $748             0                  0

The table below discloses the accounts within each type of category listed below for which Timothy S. Musial was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                          # of Accounts
                                                   Total                  Managed that
                                                    # of                 Advisory Fee is   Total Assets that
                                                  Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                  Managed  (in Millions)   Performance      on Performance
------------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:               0             0            0                  0
Other Pooled Investment Vehicles:                    0             0            0                  0
Other Accounts:                                      9        $8,364            0                  0
Northern Institutional Funds U.S. Government
Securities Portfolio                                 1        $   78            0                  0
Northern Funds Short-Intermediate U.S. Government
Fund                                                 1        $  144            0                  0
Northern Funds U.S. Government Fund                  1        $  178            0                  0

The table below discloses the accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                         # of Accounts
                                                  Total                  Managed that
                                                   # of                 Advisory Fee is   Total Assets that
                                                 Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                 Managed  (in Millions)   Performance      on Performance
------------------------------------------------ -------- ------------- --------------- ---------------------
Other Registered Investment Companies:               0            0            0                  0
Other Pooled Investment Vehicles:                    7       $4,089            0                  0
Other Accounts:                                     10       $1,460            0                  0
Northern Institutional Funds U.S. Treasury Index
Portfolio                                            1       $   53            0                  0

The table below discloses the accounts within each type of category listed below for which Chad M. Rakvin was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                            # of Accounts
                                                     Total                  Managed that
                                                      # of                 Advisory Fee is   Total Assets that
                                                    Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                    Managed  (in Millions)   Performance      on Performance
--------------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:                 14       $12,057           0                  0
Other Pooled Investment Vehicles:                      23       $55,599           0                  0
Other Accounts:                                        63       $42,369           0                  0
Northern Institutional Funds Equity Index Portfolio     1       $   782           0                  0
Northern Institutional Funds Small Company Index
Portfolio                                               1       $    74           0                  0
Northern Funds Mid Cap Index Fund                       1       $   240           0                  0
Northern Funds Small Cap Index Fund                     1       $   428           0                  0
Northern Funds Stock Index Fund                         1       $   464           0                  0

The table below discloses the accounts within each type of category listed below for which Colin A. Robertson was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                         # of Accounts
                                                  Total                  Managed that
                                                   # of                 Advisory Fee is   Total Assets that
                                                 Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                 Managed  (in Millions)   Performance      on Performance
------------------------------------------------ -------- ------------- --------------- ---------------------
Other Registered Investment Companies:              0            0             0                  0
Other Pooled Investment Vehicles:                   0            0             0                  0
Other Accounts:                                     0            0             0                  0
Northern Institutional Funds Balanced Portfolio     1         $135             0                  0
Northern Institutional Funds Bond Portfolio         1         $303             0                  0
Northern Institutional Funds Core Bond Portfolio    1         $156             0                  0
Northern Institutional Funds Intermediate Bond
Portfolio                                           1         $ 37             0                  0
Northern Institutional Funds Short-Intermediate
Bond Portfolio                                      1         $152             0                  0
Northern Funds Fixed Income Fund                    1         $788             0                  0

The table below discloses the accounts within each type of category listed below for which Robert N. Streed was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                    # of Accounts
                                             Total                  Managed that
                                              # of                 Advisory Fee is   Total Assets that
                                            Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                            Managed  (in Millions)   Performance      on Performance
------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:          0           0             0                  0
Other Pooled Investment Vehicles:               0           0             0                  0
Other Accounts:                                61        $110             0                  0
Northern Institutional Funds Focused Growth
Portfolio                                       1        $159             0                  0
Northern Funds Select Equity Fund               1        $265             0                  0

The table below discloses the accounts within each type of category listed below for which Matthew Toms was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                         # of Accounts
                                                  Total                  Managed that
                                                   # of                 Advisory Fee is   Total Assets that
                                                 Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                 Managed  (in Millions)   Performance      on Performance
------------------------------------------------ -------- ------------- --------------- ---------------------
Other Registered Investment Companies:               0            0            0                  0
Other Pooled Investment Vehicles:                    2       $   82            0                  0
Other Accounts:                                    163       $2,314            0                  0
Northern Institutional Funds Bond Portfolio          1       $  303            0                  0
Northern Institutional Funds Core Bond Portfolio     1       $  156            0                  0
Northern Institutional Funds Intermediate Bond
Portfolio                                            1       $   37            0                  0
Northern Funds Fixed Income Fund                     1       $  788            0                  0
Northern Funds High Yield Fixed Income Fund          1       $1,013            0                  0

The table below discloses the accounts within each type of category listed below for which Steven R. Wetter was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                          # of Accounts
                                                   Total                  Managed that
                                                    # of                 Advisory Fee is   Total Assets that
                                                  Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                                  Managed  (in Millions)   Performance      on Performance
------------------------------------------------- -------- ------------- --------------- ---------------------
Other Registered Investment Companies:                2       $   471           0                  0
Other Pooled Investment Vehicles:                     9       $ 5,346           0                  0
Other Accounts:                                      15       $33,846           0                  0
Northern Institutional Funds International Equity
Index Portfolio                                       1       $   116           0                  0
Northern Funds International Equity Index Fund        1       $   804           0                  0

Material Conflicts of Interest. The Investment Advisers' portfolio managers are often responsible for managing one or more of the Portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Advisers than a Portfolio. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies.

II. Portfolio Manager Compensation Structure

   As of November 30, 2005, the compensation for the portfolio managers of the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her product team plus the financial performance of the investment business unit and Northern Corporation as a whole. In addition, for the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios' portfolio managers, the annual incentive award is based primarily on the investment performance of the Portfolios. Performance is measured against each Portfolio's benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods. The annual incentive award is not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

   As of November 30, 2005, the compensation for the portfolio managers of the Bond, Core Bond, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager's investment performance and contribution to his or her product strategy team. For the Bond, Core Bond, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios' portfolio managers, while a quantitative evaluation of the performance of the Portfolios is a factor, the annual incentive award is not directly based on such performance. It is not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

   As of November 30, 2005, the compensation for the portfolio managers of the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios' portfolio managers, the annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

III.Disclosure of Securities Ownership

    A. For the most recently completed fiscal year ended November 30, 2005, the table below provides beneficial ownership of shares of the portfolio managers of the Portfolios. Please note that the table provides a dollar range of each portfolio manager's holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
       $500,001-$1,000,000, or over $1,000,000).

                                                               Dollar ($) Range of Shares
                                                                 Beneficially Owned by
                                                              Portfolio Manager Because of
Shares Beneficially                                                Direct or Indirect
Owned by                                                           Pecuniary Interest
-------------------                                           ----------------------------
Brian E. Andersen        U.S. Government Securities Portfolio             $0
John S. Cole                 Diversified Growth Portfolio                 $0
John S. Cole                   Focused Growth Portfolio                   $0
Stephen Dowds               International Growth Portfolio                $0
Christopher D. Guinther     Small Company Growth Portfolio                $0
Christopher D. Guinther*       Mid Cap Growth Portfolio                   $0
Diane E. Jones              International Growth Portfolio                $0
Deborah L. Koch                Mid Cap Growth Portfolio                   $0
Robert M. Mitchell           Diversified Growth Portfolio                 $0
Robert M. Mitchell                Balanced Portfolio                      $0
Timothy S. Musial        U.S. Government Securities Portfolio             $0
Daniel J. Personette        U.S. Treasury Index Portfolio                 $0
Chad M. Rakvin                  Equity Index Portfolio                    $0
Chad M. Rakvin              Small Company Index Portfolio                 $0
Colin A. Robertson                Balanced Portfolio                      $0
Colin A. Robertson                  Bond Portfolio                        $0
Colin A. Robertson               Core Bond Portfolio                      $0
Colin A. Robertson           Intermediate Bond Portfolio                  $0
Colin A. Robertson        Short-Intermediate Bond Portfolio               $0
Robert N. Streed               Focused Growth Portfolio           $100,001 - $500,000
Matthew Toms                        Bond Portfolio                        $0
Matthew Toms                     Core Bond Portfolio                      $0
Matthew Toms                 Intermediate Bond Portfolio                  $0
Steven R. Wetter         International Equity Index Portfolio             $0

PROXY VOTING

   The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolios. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolios.

   Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

   A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

--------
* Information is as of December 31, 2005, the date that Mr. Guinther became manager of the Mid Cap Growth Portfolio.

   Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

   Northern Trust may choose not to vote proxies for a Portfolio in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

   A description of Northern Institutional Fund's Proxy Voting Policies and Procedures and each Portfolio's portfolio securities voting record for the 12-month period ended June 30 is available without charge by visiting Northern Institutional Fund's Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling 800/637-1380 (toll-free).

CO-ADMINISTRATORS AND DISTRIBUTOR

   NTI and PFPC (the "Co-Administrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent;
(viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

   Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators also are entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) ("Other Operating Expenses") which exceed on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets. In addition, the Co-Administrators have voluntarily agreed to reimburse an additional 0.10% of the International Equity Index Portfolio's Other Operating Expenses.

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

   For the fiscal years ended November 30, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

                                        2005        2004        2003
                                     ----------- ----------- -----------
Balanced Portfolio                   $   134,783 $   135,600 $   101,696
Bond Portfolio                           333,796     463,072     646,591
Core Bond Portfolio                      141,182     113,334     121,421
Diversified Assets Portfolio          10,375,503  10,157,476  11,544,629
Diversified Growth Portfolio              39,498      52,196      59,362
Equity Index Portfolio                   760,616     727,281     697,294
Focused Growth Portfolio                 179,167     212,515     215,585
Government Portfolio                   2,732,072   2,716,630   2,906,702
Government Select Portfolio            4,077,049   4,872,922   4,669,774
Intermediate Bond Portfolio               40,245      43,004      44,506
International Equity Index Portfolio     138,970     102,393     106,451
International Growth Portfolio           257,425     224,583     167,116
Mid Cap Growth Portfolio                  25,897      27,403      26,617
Municipal Portfolio                    1,205,488     892,713     616,834
Short-Intermediate Bond Portfolio        162,347     168,630     183,097
Small Company Growth Portfolio             8,764      21,353      26,845
Small Company Index Portfolio             71,149      73,825      97,741
Tax-Exempt Portfolio                     681,830     711,701     736,559
U.S. Government Securities Portfolio      97,290     119,352     122,561
U.S. Treasury Index Portfolio             47,932      52,978      61,351

   Additionally, for the fiscal years ended November 30, the Co-Administrators reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30:

                                        2005       2004       2003
                                     ---------- ---------- ----------
Balanced Portfolio                   $   94,854 $   99,228 $   77,278
Bond Portfolio                          137,412    175,757    201,170
Core Bond Portfolio                      96,750     88,986     91,145
Diversified Assets Portfolio          1,658,633  1,750,629  1,687,427
Diversified Growth Portfolio             84,370     85,805     65,928
Equity Index Portfolio                  242,164    231,239    259,695
Focused Growth Portfolio                 91,348    102,186     80,473
Government Portfolio                    382,034    585,636    572,008
Government Select Portfolio             798,082    784,073    726,020
Intermediate Bond Portfolio              83,535     79,764     72,348
International Equity Index Portfolio    149,292     84,016     60,993
International Growth Portfolio           74,441     77,433     50,769
Mid Cap Growth Portfolio                 96,430     96,394     75,917
Municipal Portfolio                     254,488    205,146    145,167
Short-Intermediate Bond Portfolio        89,923     87,150     74,341
Small Company Growth Portfolio           91,697    107,923     77,673
Small Company Index Portfolio           153,728    130,682    223,803
Tax-Exempt Portfolio                    189,102    194,432    184,042
U.S. Government Securities Portfolio     75,460     80,697     59,750
U.S. Treasury Index Portfolio            77,931     78,356     57,768

   Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2007, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty after at least 60 days' written notice to the Trust and the other Co-Administrator.

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

   The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), with principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust.

   The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

   Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

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

SHAREHOLDER SERVICING PLAN FOR FIXED INCOME AND EQUITY PORTFOLIOS

   As stated in the Fixed Income and Equity Portfolios' Prospectuses, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

   For the fiscal years ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                      2005    2004    2003
                                     ------- ------- -------
Balanced Portfolio
   Class C                           $ 7,354 $ 7,064 $ 1,128
   Class D                               730   1,099     768
Bond Portfolio
   Class C                             4,481   5,618  11,103
   Class D                               694     906     812
Core Bond Portfolio
   Class D                                 4       4       4
Diversified Growth Portfolio
   Class D                               543   1,234     951
Equity Index Portfolio
   Class C                            37,450  49,315  59,682
   Class D                            27,902  28,053  15,183
Focused Growth Portfolio
   Class C                            20,690  23,868  21,049
   Class D                             1,901   3,152   3,480
Intermediate Bond Portfolio
   Class D                               293     262     198
International Equity Index Portfolio
   Class D                               170     287     179
International Growth Portfolio
   Class D                             1,074   1,167   1,254
Mid Cap Growth Portfolio
   Class C                             7,131   5,484   2,712
   Class D                               861     937     506
Short-Intermediate Bond Portfolio
   Class D                               669     650     178
Small Company Growth Portfolio
   Class D                                64      84      91
Small Company Index Portfolio
   Class D                               871     618     250
U.S. Government Securities Portfolio
   Class D                             1,360   2,076   3,991
U.S. Treasury Index Portfolio
   Class C                             2,442   2,541   4,057
   Class D                             6,831   6,740   3,576

   Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds;
(vi) processing dividend payments on behalf of Customers or other investors;
(vii) providing information periodically to Customers or

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

other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents;
(ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements;
(xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and
(xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

   The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

   The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

   Ernst & Young LLP, independent registered public accounting firm, 233 S. Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

   Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

   Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD-PARTY FEES AND REQUIREMENTS

   Shares of the Portfolios are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the International Equity Index and International Growth Portfolios exchanged within 30 days of purchase. In addition, Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

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

   The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

   Except as set forth above and in this Additional Statement, each Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Advisers, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolios' shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

                            PERFORMANCE INFORMATION

   You may call 800/637-1380 to obtain the current 7-day yield and other performance information or visit northerninstitutionalfunds.com.

   Performance reflects expense limitations, fee waivers and reductions or reimbursements, as previously discussed in this Additional Statement. If such expense limitations, fee waivers, reductions and reimbursements were not in place, a Portfolio's performance would have been reduced.

MONEY MARKET PORTFOLIOS

   The performance of a class of shares of the Money Market Portfolios may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.

   From time to time, the Money Market Portfolios may advertise their "yields" and "effective yields" and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

   In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

   "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield

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

equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

   "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

   The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

   "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

   Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in the Portfolios are not reflected in the calculation of yields for the Portfolios.

   The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2005 was as follows*:

                                     Effective Tax-Equivalent Tax-Equivalent
                               Yield   Yield       Yield      Effective Yield
                               ----- --------- -------------- ---------------
  Government Select Portfolio  3.81%   3.89%         N/A            N/A
  Government Portfolio         3.66%   3.72%         N/A            N/A
  Diversified Assets Portfolio 3.81%   3.88%         N/A            N/A
  Tax-Exempt Portfolio         2.69%   2.73%        4.14%          4.20%
  Municipal Portfolio          2.82%   2.86%        4.34%          4.40%

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Advisers, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows*:

                                     Effective Tax-Equivalent Tax-Equivalent
                               Yield   Yield       Yield      Effective Yield
                               ----- --------- -------------- ---------------
  Government Select Portfolio  3.68%   3.76%         N/A            N/A
  Government Portfolio         3.64%   3.70%         N/A            N/A
  Diversified Assets Portfolio 3.79%   3.86%         N/A            N/A
  Tax-Exempt Portfolio         2.66%   2.70%        4.09%          4.15%
  Municipal Portfolio          2.70%   2.74%        4.15%          4.22%

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

   The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2005 was as follows*:

                                                   Tax-Equivalent Tax-Equivalent
                             Yield Effective Yield     Yield      Effective Yield
                             ----- --------------- -------------- ---------------
Government Select Portfolio  3.56%      3.62%            N/A            N/A
Government Portfolio         3.37%      3.43%            N/A            N/A
Diversified Assets Portfolio 3.55%      3.61%            N/A            N/A
Tax-Exempt Portfolio         2.40%      2.43%           3.69%          3.74%
Municipal Portfolio          2.60%      2.63%           4.00%          4.05%

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows*:

                                                   Tax-Equivalent Tax-Equivalent
                             Yield Effective Yield     Yield      Effective Yield
                             ----- --------------- -------------- ---------------
Government Select Portfolio  3.43%      3.49%            N/A            N/A
Government Portfolio         3.35%      3.41%            N/A            N/A
Diversified Assets Portfolio 3.53%      3.59%            N/A            N/A
Tax-Exempt Portfolio         2.37%      2.40%           3.65%          3.69%
Municipal Portfolio          2.48%      2.51%           3.82%          3.86%

   The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2005 was as follows:

                                                   Tax-Equivalent Tax-Equivalent
                             Yield Effective Yield     Yield      Effective Yield
                             ----- --------------- -------------- ---------------
Government Select Portfolio  3.30%      3.35%            N/A            N/A
Government Portfolio         3.14%      3.19%            N/A            N/A
Diversified Assets Portfolio 3.29%      3.34%            N/A            N/A
Municipal Portfolio          2.31%      2.33%           3.55%          3.58%

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:

                                                   Tax-Equivalent Tax-Equivalent
                             Yield Effective Yield     Yield      Effective Yield
                             ----- --------------- -------------- ---------------
Government Select Portfolio  3.17%      3.22%            N/A            N/A
Government Portfolio         3.12%      3.17%            N/A            N/A
Diversified Assets Portfolio 3.27%      3.32%            N/A            N/A
Municipal Portfolio          2.19%      2.21%           3.37%          3.40%

   The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable

--------
* An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

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

classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

   Each Portfolio also may quote, from time to time, the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

EQUITY AND FIXED INCOME PORTFOLIOS

   The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the S&P 500 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell Midcap Growth Index, the MSCI EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Index, and the Merrill Lynch 1-5 Year Corporate/Government Bond Index. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.

   The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

   Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P =   hypothetical initial payment of $1,000;
       T =   average annual total return;
       n =   period covered by the computation, expressed in terms
             of years; and

       ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

   Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. Each Portfolio that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P =        a hypothetical initial payment of $1, 000
       T =        average annual total return (after taxes on distributions)
       n =        number of years

       ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10 year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

   Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

   Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                             P(1+T)/n/ = ATV\\DR\\

Where: P =         a hypothetical initial payment of $1,000
       T =         average annual total return (after taxes on distributions
                   and redemption)
       n =         number of years

       ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions and redemption.

   Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

   Each Portfolio that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)]-1

   The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

   The average annual total returns, aggregate total returns, average annual total returns-after taxes on distributions and average annual total returns-after taxes on distributions and redemptions shown below for the Short-Intermediate Bond and U.S. Treasury Index Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

   The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without fee waivers and expense reimbursements by the Portfolios' current and former administrators and investment advisers.

EQUITY PORTFOLIOS

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Total Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                              Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year  5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------  ------- -------- ---------
Diversified
  Growth
Class A
  with fee
  waivers and
  expense
  reimbursements   10.33   (1.18)   8.44      --     10.33   (5.75)  124.79     --     10.19    (3.35)   5.69      --

  without fee
  waivers and
  expense
  reimbursements   10.02   (1.45)   8.13      --     10.07   (7.11)  121.72     --      9.88    (3.62)   5.38      --

Class D
  with fee
  waivers and
  expense
  reimbursements    9.82   (1.57)   8.00      --      9.82   (7.62)  115.98     --      9.75    (3.69)   5.31      --

  without fee
  waivers and
  expense
  reimbursements    9.51   (1.84)   7.69      --      9.56   (8.98)  112.91     --      9.44    (3.96)   5.00      --

Focused Growth/1/
Class A
  with fee
  waivers and
  expense
  reimbursements    7.35   (4.87)   6.99      --      7.35  (22.11)   96.46     --      7.23    (5.24)   5.18      --

  without fee
  waivers and
  expense
  reimbursements    7.20   (5.07)   6.69      --      7.20  (23.12)   93.45     --      7.08    (5.44)   4.88      --

Class C
  with fee
  waivers and
  expense
  reimbursements    7.16   (5.09)   6.75      --      7.16  (23.00)   92.25     --      7.09    (5.45)   4.97      --

  without fee
  waivers and
  expense
  reimbursements    7.01   (5.29)   6.45      --      7.01  (24.01)   89.24     --      6.94    (5.65)   4.67      --

Class D
  with fee
  waivers and
  expense
  reimbursements    6.95   (5.24)   6.58      --      6.95  (23.58)   89.15     --      6.90    (5.60)   4.78      --

  without fee
  waivers and
  expense
  reimbursements    6.80   (5.44)   6.28      --      6.80  (24.59)   86.14     --      6.75    (5.80)   4.48      --

                   Average Annual Total Returns-After
                   Taxes on Distributions and Redemptions
                   --------------------------------------
                                                 Since
                   1 Year   5 Years  10 Years  Inception
                   ------   -------  --------  ---------
Diversified
  Growth
Class A
  with fee
  waivers and
  expense
  reimbursements    6.85     (1.74)    6.33       --

  without fee
  waivers and
  expense
  reimbursements    6.54     (2.01)    6.02       --

Class D
  with fee
  waivers and
  expense
  reimbursements    6.46     (2.02)    6.01       --

  without fee
  waivers and
  expense
  reimbursements    6.15     (2.29)    5.70       --

Focused Growth/1/
Class A
  with fee
  waivers and
  expense
  reimbursements    4.86     (4.10)    5.33       --

  without fee
  waivers and
  expense
  reimbursements    4.71     (4.30)    5.03       --

Class C
  with fee
  waivers and
  expense
  reimbursements    4.70     (4.28)    5.14       --

  without fee
  waivers and
  expense
  reimbursements    4.55     (4.48)    4.84       --

Class D
  with fee
  waivers and
  expense
  reimbursements    4.55     (4.39)    4.99       --

  without fee
  waivers and
  expense
  reimbursements    4.40     (4.59)    4.69       --

--------
/1/  See page 75 for footnote 1.

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Returns-After
                 Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                 --------------------------------- --------------------------------- ---------------------------------
                                           Since                             Since                             Since
                 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                 ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
Equity Index
Class A
  with fee
  waivers and
  expense
  reimbursements  8.28    0.48    9.02      --      8.28    2.42   137.11     --      7.73   (0.86)   7.20      --

  without fee
  waivers and
  expense
  reimbursements  8.15    0.32    8.82      --      8.15    1.62   135.07     --      7.60   (1.02)   7.00      --

Class C
  with fee
  waivers and
  expense
  reimbursements  8.00    0.23    8.76      --      8.00    1.17   131.54     --      7.49   (1.04)   6.28      --

  without fee
  waivers and
  expense
  reimbursements  7.87    0.07    8.56      --      7.87    0.37   129.50     --      7.36   (1.20)   6.08      --

Class D
  with fee
  waivers and
  expense
  reimbursements  7.84    0.11    8.63      --      7.84    0.56   128.90     --      7.36   (1.13)   6.94      --

  without fee
  waivers and
  expense
  reimbursements  7.71   (0.05)   8.43      --      7.71   (0.24)  126.86     --      7.23   (1.29)   6.74      --

                 Average Annual Total Returns-After
                 Taxes on Distributions and Redemptions
                 --------------------------------------
                                               Since
                 1 Year   5 Years  10 Years  Inception
                 ------   -------  --------  ---------
Equity Index
Class A
  with fee
  waivers and
  expense
  reimbursements  5.89     (0.04)    7.17       --

  without fee
  waivers and
  expense
  reimbursements  5.76     (0.20)    6.97       --

Class C
  with fee
  waivers and
  expense
  reimbursements  5.67     (0.21)    6.28       --

  without fee
  waivers and
  expense
  reimbursements  5.54     (0.37)    6.08       --

Class D
  with fee
  waivers and
  expense
  reimbursements  5.54     (0.30)    6.91       --

  without fee
  waivers and
  expense
  reimbursements  5.41     (0.46)    6.71       --

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Returns-After
                 Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                 --------------------------------- --------------------------------- ---------------------------------
                                           Since                             Since                             Since
                 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                 ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
Small Company
  Index/2/
Class A
  with fee
  waivers and
  expense
  reimbursements  8.08   10.04    9.30      --      8.08   61.31   143.33     --      7.92   8.82     7.03      --

  without fee
  waivers and
  expense
  reimbursements  7.84    9.75    8.95      --      7.80   59.86   139.80     --      7.68   8.53     6.68      --

Class C
  with fee
  waivers and
  expense
  reimbursements          See footnote 2                    See footnote 2                    See footnote 2

  without fee
  waivers and
  expense
  reimbursements          See footnote 2                    See footnote 2                    See footnote 2

                 Average Annual Total Returns-After Taxes
                 on Distributions and Redemptions
                 ----------------------------------------
                                                 Since
                 1 Year   5 Years   10 Years   Inception
                 ------   -------   --------   ---------
Small Company
  Index/2/
Class A
  with fee
  waivers and
  expense
  reimbursements  5.32     7.97       6.74       8.08

  without fee
  waivers and
  expense
  reimbursements  5.08     7.68       6.39       7.80

Class C
  with fee
  waivers and
  expense
  reimbursements          See footnote 2

  without fee
  waivers and
  expense
  reimbursements          See footnote 2

--------
/2/  See page 75 for footnote 2.

                      For Periods Ended November 30, 2005


                                                                                         Average Annual Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                             Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
Class D
  with fee
  waivers and
  expense
  reimbursements     7.71    9.64     8.87        --   7.71   58.43   133.96        --   7.63    8.56     6.71        --

  without fee
  waivers and
  expense
  reimbursements     7.47    9.35     8.52        --   7.43   56.98   130.43        --   7.39    8.27     6.36        --

International
  Growth/3/
Class A
  with fee
  waivers and
  expense
  reimbursements    10.54    2.42     6.84        --  10.54   12.72    93.82        --  10.32    1.23     4.79        --

  without fee
  waivers and
  expense
  reimbursements    10.40    2.24     6.61        --  10.39   11.83    91.48        --  10.18    1.05     4.56        --

Class D
  with fee
  waivers and
  expense
  reimbursements    10.22    2.05     6.62        --  10.22   10.70    89.91        --  10.09    0.93     4.64        --

  without fee
  waivers and
  expense
  reimbursements    10.08    1.87     6.39        --  10.07    9.81    87.57        --   9.95    0.75     4.41        --

                   Average Annual Total Returns-After
                      Taxes on Distributions and
                              Redemptions
                   ---------------------------------
                                              Since
                   1 Year  5 Years 10 Years Inception
                   ------  ------- -------- ---------
Class D
  with fee
  waivers and
  expense
  reimbursements     5.06     7.72     6.44

  without fee
  waivers and
  expense
  reimbursements     4.82     7.43     6.09

International
  Growth/3/
Class A
  with fee
  waivers and
  expense
  reimbursements     7.06     1.42     4.75        --

  without fee
  waivers and
  expense
  reimbursements     6.92     1.24     4.52        --

Class D
  with fee
  waivers and
  expense
  reimbursements     6.77     1.13     4.60        --

  without fee
  waivers and
  expense
  reimbursements     6.63     0.95     4.37        --

--------
/3/  See page 75 for footnote 3.

                      For Periods Ended November 30, 2005

                                                                                         Average Annual Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                             Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
Balanced/4/
Class A
  with fee
  waivers and
  expense
  reimbursements     7.14    2.27     7.59        --   7.14   11.88   107.75        --   6.44    1.16     5.83        --

  without fee
  waivers and
  expense
  reimbursements     6.97    2.04     7.24        --   6.97   10.71   104.22        --   6.27    0.93     5.48        --

Class C
  with fee
  waivers and
  expense
  reimbursements     6.80    2.02     7.34        --   6.80   10.51   103.00        --   6.17    0.99     5.67        --

  without fee
  waivers and
  expense
  reimbursements     6.63    1.79     6.99        --   6.63    9.34    99.47        --   6.00    0.76     5.32        --

Class D
  with fee
  waivers and
  expense
  reimbursements     6.65    1.87     7.18        --   6.65    9.70    99.96        --   6.07    0.88     5.54        --

  without fee
  waivers and
  expense
  reimbursements     6.48    1.64     6.83        --   6.48    8.53    96.43        --   5.90    0.65     5.19        --

                   Average Annual Total Returns-After
                   Taxes on Distributions and Redemptions
                   --------------------------------------
                                                 Since
                   1 Year   5 Years  10 Years  Inception
                   ------   -------  --------  ---------
Balanced/4/
Class A
  with fee
  waivers and
  expense
  reimbursements     4.92      1.37      5.72         --

  without fee
  waivers and
  expense
  reimbursements     4.75      1.14      5.37         --

Class C
  with fee
  waivers and
  expense
  reimbursements     4.68      1.20      5.56         --

  without fee
  waivers and
  expense
  reimbursements     4.51      0.97      5.21         --

Class D
  with fee
  waivers and
  expense
  reimbursements     4.57      1.10      5.44         --

  without fee
  waivers and
  expense
  reimbursements     4.40      0.87      5.09         --

--------
/4/  See page 75 for footnote 4.

                      For Periods Ended November 30, 2005

                                                                                         Average Annual Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                             Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
International
  Equity Index/5/
Class A
  with fee
  waivers and
  expense
  reimbursements    12.45    4.27       --      5.79  12.45   23.27       --     62.85  12.10    3.77       --      5.04

  without fee
  waivers and
  expense
  reimbursements    12.26    4.03       --      5.42  12.23   22.05       --     60.00  11.91    3.53       --      4.67

Class D
  with fee
  waivers and
  expense
  reimbursements    11.85    3.70       --      5.23  11.85   19.93       --     55.52  11.57    3.29       --      4.55

  without fee
  waivers and
  expense
  reimbursements    11.66    3.46       --      4.86  11.63   18.71       --     52.67  11.38    3.05       --      4.18

                   Average Annual Total Returns-After Taxes
                   on Distributions and Redemptions
                   ----------------------------------------
                                                   Since
                   1 Year   5 Years   10 Years   Inception
                   ------   -------   --------   ---------
International
  Equity Index/5/
Class A
  with fee
  waivers and
  expense
  reimbursements     8.37      3.43         --        4.68

  without fee
  waivers and
  expense
  reimbursements     8.18      3.19         --        4.31

Class D
  with fee
  waivers and
  expense
  reimbursements     7.94      3.00         --        4.23

  without fee
  waivers and
  expense
  reimbursements     7.75      2.76         --        3.86

--------
/5/ See page 75 for footnote 5.

                      For Periods Ended November 30, 2005

                                                                                         Average Annual Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------  --------------------------------  --------------------------------
                                             Since                             Since                             Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------ ------- -------- ---------
Small
  Company
  Growth/6/
Class A
  with fee
  waivers and
  expense
  reimbursements   12.02   (0.62)    --      (1.50)  12.02   (3.08)    --      (8.70)  12.02   (0.62)    --      (1.51)

  without fee
  waivers and
  expense
  reimbursements   10.82   (1.30)    --      (2.40)  11.37   (6.50)    --     (13.19)  10.82   (1.30)    --      (2.41)

Class C
  with fee
  waivers and
  expense
  reimbursements           See footnote 6                    See footnote 6                    See footnote 6

  without fee
  waivers and
  expense
  reimbursements           See footnote 6                    See footnote 6                    See footnote 6

Class D
  with fee
  waivers and
  expense
  reimbursements   11.66   (0.91)    --      (1.74)  11.66   (4.46)    --     (10.00)  11.66   (0.91)    --      (1.74)

  without fee
  waivers and
  expense
  reimbursements   10.46   (1.59)    --      (2.64)  11.01   (7.88)    --     (14.49)  10.46   (1.59)    --      (2.64)

Mid Cap
  Growth/7/
Class A
  with fee
  waivers and
  expense
  reimbursements   10.85    2.24     --       2.45   10.85   11.71     --      15.40   10.85    2.24     --       2.45

  without fee
  waivers and
  expense
  reimbursements   10.38    1.78     --       1.74   10.40    9.39     --      11.93   10.38    1.78     --       1.74

Class C
  with fee
  waivers and
  expense
  reimbursements   10.56    2.01     --       2.25   10.56   10.46     --      14.10   10.56    2.01     --       2.25

  without fee
  waivers and
  expense
  reimbursements   10.09    1.55     --       1.54   10.11    8.14     --      10.63   10.09    1.55     --       1.54

Class D
  with fee
  waivers and
  expense
  reimbursements   10.44    1.85     --       2.12   10.44    9.58     --      13.20   10.44    1.85     --       2.12

  without fee
  waivers and
  expense
  reimbursements    9.97    1.39     --       1.41    9.99    7.26     --       9.73    9.97    1.39     --       1.41

                   Average Annual Total Returns-After Taxes
                   on Distributions and Redemptions
                   ---------------------------------------
                                                   Since
                   1 Year   5 Years   10 Years   Inception
                   ------   -------   --------   ---------
Small
  Company
  Growth/6/
Class A
  with fee
  waivers and
  expense
  reimbursements    7.82     (0.53)      --        (1.27)

  without fee
  waivers and
  expense
  reimbursements    6.62     (1.21)      --        (2.17)

Class C
  with fee
  waivers and
  expense
  reimbursements             See footnote 6

  without fee
  waivers and
  expense
  reimbursements             See footnote 6

Class D
  with fee
  waivers and
  expense
  reimbursements    7.58     (0.77)      --        (1.47)

  without fee
  waivers and
  expense
  reimbursements    6.38     (1.45)      --        (2.37)

Mid Cap
  Growth/7/
Class A
  with fee
  waivers and
  expense
  reimbursements    7.06      1.92       --         2.10

  without fee
  waivers and
  expense
  reimbursements    6.59      1.46       --         1.39

Class C
  with fee
  waivers and
  expense
  reimbursements    6.87      1.72       --         1.93

  without fee
  waivers and
  expense
  reimbursements    6.40      1.26       --         1.22

Class D
  with fee
  waivers and
  expense
  reimbursements    6.79      1.58       --         1.81

  without fee
  waivers and
  expense
  reimbursements    6.32      1.12       --         1.10

--------
/6/ See page 75 for footnotes 6 and 7.

                                   FOOTNOTES

1. For Class C Shares of the Focused Growth Portfolio, performance information from December 1, 1995 to June 14, 1996 (commencement of Class C Shares) is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C Shares are 0.24% higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

2. Prior to March 1, 2005, the contractual rate for the Small Company Index Portfolio was 0.30%. Prior to April 1, 2005, Class A, C and D Shares of the Small Company Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. From June 30, 1999 to the date of the Additional Statement, no Class C Shares of the Small Company Index Portfolio were held by shareholders. Class C Shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A Shares of the Small Company Index Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

3. For Class D Shares of the International Growth Portfolio, performance data from August 23, 1999 to June 14, 2001 is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

4. For Class C and D Shares of the Balanced Portfolio, performance from December 1, 1995 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

5. Prior to March 1, 2005, the contractual rate for the International Equity Index Portfolio was 0.35%. Prior to April 1, 2005, Class A, C and D Shares of the International Equity Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. For Class D Shares of the International Equity Index Portfolio, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. As of the date of the Additional Statement, Class C Shares of the Small Company Growth Portfolio had not yet been issued. The inception date of the Small Company Growth Portfolio was December 1, 1999. For Class D Shares, performance information from December 1, 1999 to June 13, 2002 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class C and D Shares of the Mid Cap Growth Portfolio, performance from December 31, 1999 to April 4, 2001 (commencement of Class C Shares) and January 29, 2001 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on December 31, 1999. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39% respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

FIXED INCOME PORTFOLIOS

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Total Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)          Taxes on Distributions
                   --------------------------------- --------------------------------- ----------------------------------
                                             Since                             Since                              Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year  5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------  ------- -------- ---------
Core Bond
Class A
  With fee
  waivers and
  expense
  reimbursements     2.15      --       --      4.63   2.15      --       --     23.54   0.63       --       --      2.76

  without fee
  waivers and
  expense
  reimbursements     1.93      --       --      4.24   1.92      --       --     22.09   0.41       --       --      2.37

Class C
  With fee
  waivers and
  expense
  reimbursements     1.88      --       --      4.41   1.88      --       --     22.37   0.42       --       --      2.59

  without fee
  waivers and
  expense
  reimbursements     1.66      --       --      4.02   1.65      --       --     20.92   0.20       --       --      2.20

Class D
  With fee
  waivers and
  expense
  reimbursements     1.93      --       --      4.42   1.93      --       --     22.43   0.53       --       --      2.65

  without fee
  waivers and
  expense
  reimbursements     1.71      --       --      4.03   1.70      --       --     20.98   0.31       --       --      2.26

Bond
Class A
  With fee
  waivers and
  expense
  reimbursements     2.24    5.53     5.85        --   2.24   30.90    76.57        --   0.44     3.50     3.35        --

  without fee
  waivers and
  expense
  reimbursements     2.05    5.30     5.53        --   2.05   29.73    73.36        --   0.25     3.27     3.03        --

Class C
  with fee
  waivers and
  expense
  reimbursements     1.85    5.26     5.59        --   1.85   29.20    72.21        --   0.17     3.33     3.18        --

  without fee
  waivers and
  expense
  reimbursements     1.66    5.03     5.27        --   1.66   28.03    69.00        --  (0.02)    3.10     2.86        --

Class D
  with fee
  waivers and
  expense
  reimbursements     1.84    5.12     5.42        --   1.84   28.34    69.50        --   0.19     3.23     3.08        --

  without fee
  waivers and
  expense
  reimbursements     1.65    4.89     5.10        --   1.65   27.17    66.29        --     --     3.00     2.76        --

                   Average Annual Total Returns-After
                   Taxes on Distributions and Redemptions
                   --------------------------------------
                                                 Since
                   1 Year   5 Years  10 Years  Inception
                   ------   -------  --------  ---------
Core Bond
Class A
  With fee
  waivers and
  expense
  reimbursements     1.41        --        --       2.82

  without fee
  waivers and
  expense
  reimbursements     1.19        --        --       2.43

Class C
  With fee
  waivers and
  expense
  reimbursements     1.24        --        --       2.66

  without fee
  waivers and
  expense
  reimbursements     1.02        --        --       2.27

Class D
  With fee
  waivers and
  expense
  reimbursements     1.27        --        --       2.70

  without fee
  waivers and
  expense
  reimbursements     1.05        --        --       2.31

Bond
Class A
  With fee
  waivers and
  expense
  reimbursements     1.45      3.49      3.44         --

  without fee
  waivers and
  expense
  reimbursements     1.26      3.26      3.12         --

Class C
  with fee
  waivers and
  expense
  reimbursements     1.20      3.32      3.28         --

  without fee
  waivers and
  expense
  reimbursements     1.01      3.09      2.96         --

Class D
  with fee
  waivers and
  expense
  reimbursements     1.20      3.23      3.17         --

  without fee
  waivers and
  expense
  reimbursements     1.01      3.00      2.85         --

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Total Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)        Taxes on Distributions(%)
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                              Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year  5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------  ------- -------- ---------
Intermediate
  Bond
Class A
  with fee
  waivers and
  expense
  reimbursements    1.66   5.26       --     5.05     1.66   29.21      --     50.80    0.30    3.70       --     3.10

  without fee
  waivers and
  expense
  reimbursements    1.30   4.86       --     4.45     1.32   27.22      --     46.43   (0.06)   3.30       --     2.50

Class D/1/
  with fee
  waivers and
  expense
  reimbursements    1.27   4.88       --     4.71     1.27   26.91      --     46.70    0.04    3.47       --     2.89

  without fee
  waivers and
  expense
  reimbursements    0.91   4.48       --     4.11     0.93   24.92      --     42.33   (0.32)   3.07       --     2.29

Short-
  Intermediate
  Bond
Class A
  with fee
  waivers and
  expense
  reimbursements    1.16   3.94     4.80       --     1.16   21.30   59.75        --   (0.09)   2.44     2.42       --

  without fee
  waivers and
  expense
  reimbursements    0.95   3.69     4.46       --     0.96   20.05   56.32        --   (0.30)   2.19     2.08       --

Class D
  with fee
  waivers and
  expense
  reimbursements    0.82   3.54     4.39       --     0.82   19.02   53.64        --   (0.29)   2.19     2.17       --

  without fee
  waivers and
  expense
  reimbursements    0.61   3.29     4.05       --     0.62   17.77   50.21        --   (0.50)   1.94     1.83       --

                   Average Annual Total Returns-After Taxes
                   on Distributions and Redemptions(%)
                   ----------------------------------------
                                                   Since
                   1 Year   5 Years   10 Years   Inception
                   ------   -------   --------   ---------
Intermediate
  Bond
Class A
  with fee
  waivers and
  expense
  reimbursements    1.08     3.56         --       3.10

  without fee
  waivers and
  expense
  reimbursements    0.72     3.16         --       2.50

Class D/1/
  with fee
  waivers and
  expense
  reimbursements    0.82     3.32         --       2.88

  without fee
  waivers and
  expense
  reimbursements    0.46     2.92         --       2.28

Short-
  Intermediate
  Bond
Class A
  with fee
  waivers and
  expense
  reimbursements    0.75     2.46       2.59         --

  without fee
  waivers and
  expense
  reimbursements    0.54     2.21       2.25         --

Class D
  with fee
  waivers and
  expense
  reimbursements    0.53     2.21       2.34         --

  without fee
  waivers and
  expense
  reimbursements    0.32     1.96       2.00         --

--------
/1/  See page 79 for footnote 1.

                      For Periods Ended November 30, 2005

                                                                                       Average Annual Total Returns-After
                   Average Annual Total Returns (%)     Aggregate Total Returns (%)         Taxes on Distributions
                   --------------------------------- --------------------------------- ---------------------------------
                                             Since                             Since                              Since
                   1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception 1 Year  5 Years 10 Years Inception
                   ------ ------- -------- --------- ------ ------- -------- --------- ------  ------- -------- ---------
U.S. Treasury
  Index
Class A
  with fee
  waivers and
  expense
  reimbursements    2.60   5.33     5.78      --      2.60   29.65   75.35      --      1.24    4.30     5.26      --

  without fee
  waivers and
  expense
  reimbursements    2.29   5.00     5.32      --      2.30   28.01   70.77      --      0.93    3.97     4.80      --

Class C/2/
  with fee
  waivers and
  expense
  reimbursements    2.35   5.05     5.58      --      2.35   27.92   72.13      --      1.08    4.07     5.09      --

  without fee
  waivers and
  expense
  reimbursements    2.04   4.72     5.12      --      2.05   26.28   67.55      --      0.77    3.74     4.63      --

Class D
  with fee
  waivers and
  expense
  reimbursements    2.20   4.92     5.38      --      2.20   27.16   68.81      --      0.98    3.98     4.90      --

  without fee
  waivers and
  expense
  reimbursements    1.89   4.59     4.92      --      1.90   25.52   64.23      --      0.67    3.65     4.44      --

U.S.
  Government
  Securities
Class A
  with fee
  waivers and
  expense
  reimbursements    1.11   4.29     4.93      --      1.11   23.38   61.80      --     (0.09)   2.64     2.90      --

  without fee
  waivers and
  expense
  reimbursements    0.88   4.02     4.55      --      0.89   22.02   58.01      --     (0.32)   2.37     2.52      --

Class C/3/
  with fee
  waivers and
  expense
  reimbursements            See Footnote 3                    See Footnote 3                     See Footnote 3

  without fee
  waivers and
  expense
  reimbursements            See Footnote 3                    See Footnote 3                     See Footnote 3

Class D
  with fee
  waivers and
  expense
  reimbursements    0.71   3.88     4.53      --      0.71   20.96   55.73      --     (0.34)   2.37     2.65      --

  without fee
  waivers and
  expense
  reimbursements    0.48   3.61     4.15      --      0.49   19.60   51.94      --     (0.57)   2.10     2.27      --

                   Average Annual Total Returns-After Taxes
                   on Distributions and Redemptions
                   ----------------------------------------
                                                   Since
                   1 Year   5 Years   10 Years   Inception
                   ------   -------   --------   ---------
U.S. Treasury
  Index
Class A
  with fee
  waivers and
  expense
  reimbursements    1.71     4.33       5.25        --

  without fee
  waivers and
  expense
  reimbursements    1.40     4.00       4.79        --

Class C/2/
  with fee
  waivers and
  expense
  reimbursements    1.55     4.10       5.08        --

  without fee
  waivers and
  expense
  reimbursements    1.24     3.77       4.62        --

Class D
  with fee
  waivers and
  expense
  reimbursements    1.45     4.00       4.89        --

  without fee
  waivers and
  expense
  reimbursements    1.14     3.67       4.43        --

U.S.
  Government
  Securities
Class A
  with fee
  waivers and
  expense
  reimbursements    0.72     2.70       2.96        --

  without fee
  waivers and
  expense
  reimbursements    0.49     2.43       2.58        --

Class C/3/
  with fee
  waivers and
  expense
  reimbursements              See Footnote 3

  without fee
  waivers and
  expense
  reimbursements              See Footnote 3

Class D
  with fee
  waivers and
  expense
  reimbursements    0.46     2.43       2.71        --

  without fee
  waivers and
  expense
  reimbursements    0.23     2.16       2.33        --

--------
/2/  See page 79 for footnotes 2 and 3.

                                   FOOTNOTES

1. For Class D Shares of the Intermediate Bond Portfolio, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

2. For Class C Shares of the U.S. Treasury Index Portfolio, performance information from December 1, 1995 to October 6, 1998 (commencement of Class C Shares) is that of Class A Shares. Because the fees and expenses of Class C Shares are 0.24% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. From February 10, 1999 to the date of the Prospectus, no Class C Shares of the U.S. Government Securities Portfolio were held by shareholders. Class C Shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A Shares of the U.S. Government Securities Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

   The yield of a class of shares in the Balanced, Bond, Core Bond, Intermediate Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios is computed based on the Portfolio's net income of such class during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

   The Portfolios calculate their 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                       Yield = 2[{(a-b/cd) + 1}/6/ - 1]

Where: a = dividends and interest earned during the period;

       b = expenses accrued for the period (net of reimbursements);

       c = average daily number of shares outstanding during the period entitled to receive dividends; and

       d = net asset value per share on the last day of the period.

   For the 30-day period ended November 30, 2005, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:

                                                       30-Day Yield
                                                       ------------
Balanced Portfolio
   Class A                                                 1.79%
   Class C                                                 1.55%
   Class D                                                 1.40%
Bond Portfolio
   Class A                                                 5.50%
   Class C                                                 5.26%
   Class D                                                 5.11%
Core Bond Portfolio
   Class A                                                 4.58%
   Class C                                                 4.41%
   Class D                                                 4.40%
Intermediate Bond Portfolio
   Class A                                                 4.37%
   Class D                                                 3.98%
Short-Intermediate Bond Portfolio
   Class A                                                 4.30%
   Class D                                                 3.90%
U.S. Government Securities Portfolio
   Class A                                                 4.04%
   Class D                                                 3.65%
U.S. Treasury Index Portfolio
   Class A                                                 4.50%
   Class C                                                 4.25%
   Class D                                                 4.13%

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Advisers, Transfer Agent and Custodian" and "Additional Trust Information - Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                        30-Day Yield
                                                        ------------
Balanced Portfolio
   Class A                                                  1.62%
   Class C                                                  1.38%
   Class D                                                  1.23%
Bond Portfolio
   Class A                                                  5.31%
   Class C                                                  5.07%
   Class D                                                  4.92%
Core Bond Portfolio
   Class A                                                  4.36%
   Class C                                                  4.19%
   Class D                                                  4.18%
Intermediate Bond Portfolio
   Class A                                                  4.01%
   Class D                                                  3.62%
Short-Intermediate Bond Portfolio
   Class A                                                  4.09%
   Class D                                                  3.69%
U.S. Government Securities Portfolio
   Class A                                                  3.81%
   Class D                                                  3.42%
U.S. Treasury Index Portfolio
   Class A                                                  4.19%
   Class C                                                  3.94%
   Class D                                                  3.82%

   Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

   The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                NET ASSET VALUE

   As stated in the Prospectus, the Money Market Portfolios seek to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

   Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

   Rule 2a-7 requires that the Money Market Portfolios limit their investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that the Money Market Portfolios maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

   With respect to the Equity and Fixed Income Portfolios, equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also are generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open end investment companies are valued at net asset value. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

   The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. For instance, if a pricing error is discovered that impacts the Portfolio's net asset value, the corrected net asset value would be the "official closing net asset value" and the erroneous net asset value would be "a net asset value other than the Portfolio's official closing net asset value." Those transactions that were processed using the erroneous net asset value may then be reprocessed using the "official closing net asset value." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

                                     TAXES

   The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

   The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

   Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

   In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of
(i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses or, (iii) one or more qualified publicly traded partnerships. Each Portfolio intends to comply with these requirements.

   Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

   If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends-received deduction.

   The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

   For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

   As of November 30, 2005, the following Portfolios had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes:

                             Expiring     Expiring     Expiring     Expiring     Expiring     Expiring
                           November 30, November 30, November 30, November 30, November 30, November 30,
Portfolio:                     2008         2009         2010         2011         2012         2013
----------                 ------------ ------------ ------------ ------------ ------------ ------------
Bond                             $   --      $    --      $ 8,192      $    --         $ --       $   --
Core Bond                        $   --      $    --      $    --      $    --         $ --       $  122
Diversified Assets               $   --      $    --      $    --      $    --         $ --       $    6
Diversified Growth               $   --      $    --      $    --      $    --         $ --       $   --
Focused Growth                   $   --      $12,476      $36,803      $    --         $ --       $   --
Government Select                $   --      $    --      $    --      $    15         $ --       $   --
Intermediate Bond                $1,154      $    --      $    --      $    --         $ --       $  310
International Growth             $   --      $    --      $20,961      $    --         $ --       $   --
Mid Cap Growth                   $   --      $ 2,790      $ 4,316      $    --         $ --       $   --
Short-Intermediate Bond          $9,999      $    --      $ 2,589      $    --         $ --       $2,106
Small Company Growth             $   --      $12,741      $ 6,855      $    --         $ --       $   --
Small Company Index              $   --      $    --      $23,778      $13,078         $ --       $   --
Tax-Exempt                       $   --      $    --      $    --      $    --         $ --       $   22
U.S. Government Securities       $   --      $    --      $    --      $    --         $427       $1,591
U.S. Treasury Index              $   --      $    --      $    --      $    --         $ --       $   62

STATE AND LOCAL TAXES

   Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

   The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

   In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

   Investors in either of the Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

   As described above and in the Prospectuses, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Moreover, tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from these Portfolios' dividends being tax-exempt. Non-U.S. shareowners are also generally exempt from tax on interest income and would similarly not gain additional benefit from the tax-exempt status of the Tax-Exempt Funds' distributions. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

   In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

   The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

   Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

                             DESCRIPTION OF SHARES

   The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, twenty of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's Equity and Fixed Income Portfolios: Class A, C and D Shares as well as an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's money market portfolios: Shares, Service Shares and Premier Shares.

   Under the terms of the Trust Agreement, each share of each Portfolio is without par value, which represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

   The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios of Northern Institutional Funds normally are allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

   Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

   The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

   The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

   The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the voting provisions of the Trust Agreement; or
(iv) that the Trustees determine to submit to shareholders.

   The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement:
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

   The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

   In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series
Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

   As of March 1, 2006, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 5% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2006:

                                                      Number of     % of
                                                       Shares     Portfolio
                                                     ------------ ---------
Balanced Portfolio - Class A
   Sealed Air-NTGI-MF                                2,420,470.72   24.73%
   Northern Trust TIP Balanced-DV                    2,286,343.20   23.36%
   Blommer RET SAV-Northern Trust Balanced-DV        2,083,018.36   21.28%
   Energizer Charitable Trust                          853,315.74    8.72%
   Heidtman Steel Products, Inc.                       548,758.20    5.61%

Balanced Portfolio - Class C
   Ameron 401(k) - NIF Balanced-DV                     362,279.35   99.92%

Balanced Portfolio - Class D
   Marine Bank - Springfield                             6,615.56   29.44%
   Heartland Bank & Trust                                5,241.52   23.33%
   Downers Grove National Bank                           4,615.14   20.54%
   First Bankers Trust Services, Inc.                    4,476.43   19.92%

Bond Portfolio - Class A
   Northern Trust Tip Bond Fund-DV                   2,857,112.90   18.52%
   Pitt Corning - Internally MGD                     1,108,839.04    7.19%
   IL CON-NTGI Bond Fund                               938,538.36    6.08%
   Federal Signal - Bond                               931,761.51    6.04%
   Circle of SVC FDN - Bond Fund                       903,193.51    5.85%
   Unity Health System Pension                         854,830.55    5.54%

Bond Portfolio - Class C
   CFSEM - Growth Fund -D-                               4,482.55   69.27%
   CFSEM - Balanced Fund -D-                             1,988.64   30.73%

Bond Portfolio - Class D
   Kish Valley National Bank                             6,092.40   47.75%
   Alaska USA Trust Company                              3,913.21   30.67%
   First Bankers Trust Services, Inc.                    2,691.48   21.10%

Core Bond Portfolio - Class A
   Northern Trust NIF Core Bond                      7,338,994.47   45.07%
   Pharmacia Rabbi - Various Funds                   2,487,610.04   15.28%
   Busey-Carle Pension                               1,103,550.53    6.78%

Core Bond Portfolio - Class C
   Northern Trust Corporation                           119.42      100.00%

Core Bond Portfolio - Class D
   Northern Trust Corporation                           118.58      100.00%

Diversified Assets Portfolio - Premier
   Riverview Asset Management                     9,216,040.80       81.98%
   Michigan Trust Bank                              626,898.84        5.58%

Diversified Assets Portfolio - Service
   Mercantile National Bank - IN                 30,118,241.18       23.03%
   IL Mutual Life Insurance Company              19,869,508.80       15.20%
   Greatbanc Trust Company                       19,690,622.57       15.06%
   Penfirn Company                               16,153,147.16       12.35%
   Soy Capital Bank & Trust                      12,650,026.49        9.67%
   Citizens FNB-Princeton/BMMM                   10,030,177.92        7.67%

Diversified Growth Portfolio - Class A
   A. Finkl & Sons Pension SAL                      840,822.20       17.57%
   Seiko Corp. - Northern                           755,101.43       15.77%
   A. Finkl & Sons Pension HRLY                     549,054.44       11.47%
   Harry W. Bass Jr. FDN-Northern                   459,871.82        9.61%
   American Meter Pension                           416,038.94        8.69%

Diversified Growth Portfolio - Class D
   Marine Bank, Springfield                           9,731.65       53.40%
   Alaska USA Trust Company                           4,725.33       25.93%
   Heartland Bank & Trust                             3,097.03       16.99%

Equity Index Portfolio - Class A
   Army/Air Force - Northern Equity Fund          5,257,821.78       11.27%
   Pharmacia Rabbi - Various Funds                4,418,601.39        9.47%
   AER - NTGI S&P 500 Fund                        3,398,160.35        7.28%
   Capital Blue Cross                             3,261,339.16        6.99%
   UNC-Equity Index Fund                          3,091,462.47        6.62%
   ACIA - Domestic Equity                         2,738,075.97        5.87%
   Pilkington Equity Index FD - DV                2,622,598.46        5.62%

Equity Index Portfolio - Class C
   Wilson Sporting Goods - Equity Index-DV          801,363.65       50.11%
   BMAC - NIF Equity Index FD-DV                    676,117.39       42.27%
   Old Second National Bank                         104,856.60        6.56%

Equity Index Portfolio - Class D
   United Bank & Trust - Tecumseh                   275,448.92       40.92%

   FNB Beloit                                      220,937.11      32.82%
   PBT CO SS 0                                      43,462.00       6.46%

Focused Growth Portfolio - Class A
   Northern Trust TIP Focused - DV               4,177,914.38      53.87%

Focused Growth Portfolio - Class C
   CFSEM - Growth Fund -D-                           3,704.04      86.24%
   CFSEM - Balanced Fund -D-                           506.35      11.79%

Focused Growth Portfolio - Class D
   Downers Grove National Bank                       8,356.98      45.76%
   Marine Bank, Springfield                          2,698.15      14.77%
   Alaska USA Trust Company                          2,611.47      14.30%
   Heartland Bank & Trust                            1,972.01      10.80%
   People National Bank & Trust                      1,030.22       5.64%
   PBT CO SS 0                                         928.09       5.08%

Government Portfolio - Premier
   Cole Taylor Benchmark                         7,549,330.54      99.99%

Government Portfolio - Service
   Mercantile National Bank - IN                56,225,108.56      66.16%
   Horizon Trust & Investment Man               13,142,734.00      15.46%

Government Select Portfolio - Premier
   Cole Taylor Benchmark                       161,470,947.51      97.24%

Government Select Portfolio - Service
   Marine Bank, Springfield                     23,609,018.36      27.57%
   VAI - JP - Third Avenue -SL                   8,251,945.07       9.64%
   Van Andel Inst. - Operating Fund              6,658,458.45       7.78%
   Heartland Bank & Trust                        6,353,583.50       7.42%
   VAI - ML - Steinber SL.                       6,283,740.44       7.34%
   Farmers & Merchants Bank                      5,939,650.00       6.94%
   EGAP & CO/17                                  5,829,439.77       6.81%
   MDL 1407 Trust                                5,142,582.34       6.01%

Government Select Portfolio - Shares
   Great Plains Trust Company                  487,036,189.70      10.84%

Intermediate Bond - Class A
   Children's Hospital San Diego                   365,678.81      19.70%
   FB Norman Wesley RET.                           242,836.75      13.08%
   Peoples EN Life & Health BA                     223,964.20      12.07%
   FB Walter Uihlein - RET.                        133,150.33       7.17%
   Trimas - NT Balanced FD.                        116,299.63       6.27%

   FB Craig Omtvedt - RET.                              95,733.25       5.16%

Intermediate Bond - Class D
   Marine Bank, Springfield                              3,864.49      79.97%
   Peoples National Bank & Trust                           910.26      18.84%

International Equity Index Portfolio - Class A
   UNC - International Fund                          4,808,471.30      51.66%
   Lifepoint - International Equity Index A-DV         958,582.81      10.30%
   Pharmacia Rabbi - Various Funds                     847,018.02       9.10%
   Peoples EN-INT'L EQTY FD -DV                        746,097.37       8.02%
   Northern Trust NIF International Equity             557,170.06       5.99%

International Equity Index Portfolio - Class D
   Alaska USA Trust Company                              3,844.42      62.04%
   Peoples National Bank & Trust                         1,300.25      20.98%
   Downers Grove National Bank                             839.11      13.54%

International Growth Portfolio - Class A
   Northern Trust NIF INTL Growth                    5,437,596.75      33.65%
   Northern Trust TIP INTL GTH-DV                    5,071,317.71      31.38%
   Thorek Hospital - TNT INT'L Growth                1,112,364.67       6.88%

International Growth Portfolio - Class D
   Keyco / Bank Champaign                               32,223.28      73.85%
   Marine Bank, Springfield                              7,160.79      16.41%
   Downers Grove National Bank                           3,664.38       8.40%

Mid Cap Growth Portfolio - Class A
   Sisters of the PRE BLD FDA-D-                       588,984.92      45.90%
   Masonic Health - NTGI-SL                            130,290.06      10.15%
   Presbytery of Chicago -P-                            75,919.82       5.92%
   Angus Chemical Co.--Trust                            65,362.40       5.09%

Mid Cap Growth Portfolio - Class C
   Autoliv ASP, Inc. Mid Cap Growth                    472,198.88      99.16%

Mid Cap Growth Portfolio - Class D
   Keyco / Bank Champaign                               10,346.14      78.45%
   Marine Bank, Springfield                              1,508.75      11.44%
   Downers Grove National Bank                           1,225.00       9.29%

Municipal Money Market Portfolio - Premier
   Downers Grove National Bank                         447,369.33      99.78%

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

Municipal Money Market Portfolio - Service
   Old Second National Bank                        57,286,715.17      57.30%
   EGAP & CO/15                                    30,827,550.66      30.84%

Municipal Money Market Portfolio - Shares
   Sentinel Trust Company                         207,937,644.77      15.54%
   Phelps Dodge - Veba Ret Med Fund.              175,000,000.00      13.08%
   Simpson Manufacturing                           67,044,056.33       5.01%

Short-Intermediate Bond Portfolio - Class A
   Children's Hospital & Health Center              1,104,393.22      14.27%
   Ford Family Foundation - TNT                       992,668.56      12.82%
   Moffitt, H. Lee Foundation                         568,444.68       7.34%
   Children's Hospital Insurance Ltd.                 479,032.67       6.19%
   The Lynde & Harry Bradley Foundation               457,478.98       5.91%

Short-Intermediate Bond Portfolio - Class D
   Keyco / Bank Champaign                              11,399.69      77.36%
   Marine Bank, Springfield                             1,480.89      10.05%
   Heartland Bank & Trust                               1,428.33       9.69%

Small Company Growth Portfolio - Class A
   Sisters of the PRE BLD FD A-D-                     376,427.46      50.87%
   Masonic Health - NTGI-SL                           152,680.60      20.63%

Small Company Growth Portfolio - Class D
   Marine Bank, Springfield                             1,901.78      93.44%
   Northern Trust Corporation                             133.33       6.55%

Small Company Index Portfolio - Class A
   Autoliv ASP, Inc. INTL MST-DV                    1,556,550.39      35.41%
   GEN DYN Hourly VEBA - TEMP                         556,361.19      12.65%
   United Farm Family Mutual Ins. Co.                 307,264.39       6.99%
   Century Bank & Trust                               299,635.99       6.82%
   AAAMI - Domestic Equity                            263,695.97       6.00%

Small Company Index Portfolio - Class D
   FNB Beloit                                           9,354.76      51.28%
   Great Plains Trust Company                           5,350.92      29.33%
   Alaska USA Trust Company                             3,321.53      18.21%

Tax-Exempt Portfolio - Service
   Greatbanc Trust Company                          1,938,865.20      58.62%
   Citizens FNB-Princeton/BMMM                      1,142,001.46      34.53%
   MB Financial                                       166,446.42       5.03%

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

Tax-Exempt Portfolio - Shares
   John J. and Rebecca A. Moores TR                 64,279,713.99       6.59%

U.S. Government Securities Portfolio - Class A
   MCG Rabbi - BNCH. Gov't                             534,878.47      14.40%
   LUMC-Northern Gov't SEC FD                          395,425.65      10.64%
   Aquila, Inc. - VEBA (Union)                         289,937.70       7.80%
   Aquila - SERP Cash Account                          279,199.25       7.51%
   Aquila, Inc. - VEBA (Non-Union)                     257,468.96       6.93%
   GEN DYN Medical VEBA General                        236,711.21       6.37%
   SLA - SCHLM Health Care Trust                       208,310.94       5.61%
   BKR Hughes - SRP - TNT GOV FD - DV                  185,799.28       5.00%

U.S. Government Securities Portfolio - Class D
   First Bankers Trust Services, Inc.                   10,106.73      57.23%
   Kish Valley National Bank                             3,571.87      20.22%
   Marine Bank, Springfield                              3,198.66      18.11%

U.S. Treasury Index Portfolio - Class A
   Novartis-Treasury Bond Index F                      662,451.02      27.84%
   National Financial Services LL                      248,507.54      10.44%
   EGS Electrical-Salaried-NTGI                        236,930.12       9.96%
   P B T CO 0                                          217,896.36       9.16%
   Cognis Rabbi Trust                                  150,350.20       6.32%
   Herget National Bank - CC                           135,577.20       5.70%
   Autoliv ASP, Inc. - Restricted Trust                129,728.80       5.45%

U.S. Treasury Index Portfolio - Class C
   Wilson Sporting Goods - US Treasury - DV             67,052.06      99.92%

U.S. Treasury Index Portfolio - Class D
   PBT CO SS 0                                          83,132.89      90.32%

                   SERVICE PLAN FOR MONEY MARKET PORTFOLIOS

   The Trust, on behalf of the Money Market Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Money Market Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

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

   Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio;
(ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

   For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                  2005       2004       2003
                                                --------   --------   --------
Diversified Assets Portfolio
   Service Class                                $311,860   $243,207   $216,847
   Premier Class                                 115,843     75,653    115,691
Government Portfolio
   Service Class                                 223,808    166,183     92,009
   Premier Class                                  18,501    109,211    550,967
Government Select Portfolio
   Service Class                                 290,777    341,254    340,925
   Premier Class                                 902,133    789,880    771,039
Municipal Portfolio
   Service Class                                 208,764     91,379     99,036
   Premier Class                                      88        N/A        N/A
Tax-Exempt Portfolio
   Service Class                                  11,341     18,243     26,062
   Premier Class                                     N/A        N/A        N/A

   Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

   The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 17, 2006.

   The Plan and related agreements will remain in effect until April 30, 2007 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

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

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                             FINANCIAL STATEMENTS

   The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual reports to the Portfolios' shareholders for the fiscal year ended November 30, 2005 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Trust's Semiannual Reports and Annual Reports may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

                               OTHER INFORMATION

   The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

   The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

   Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

   A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

   "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.

   "A-3" - Obligator has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   "B" - An obligation is more vulnerable to nonpayment than obligations rated "B". The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor's capacity to meet its financial commitment on the obligation.

   "C" - Obligations are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.

   "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

   "D" - Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

   "N.R." - An issuer designated N.R. is not rated.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following:

   "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

   "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

   "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

   "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

   "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

   "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

   "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

   The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

   "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

   "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

   "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

   "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

   "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

   "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

   "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

   The following summarizes the ratings used by Standard & Poor's for long-term issues:

   "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   "AA" - An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

   "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   "N.R." - Not rated.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   The following summarizes the ratings used by Moody's for long-term debt:

   "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

   "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

   "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

   "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

   "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

   "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

   "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   The following summarizes long-term ratings used by Fitch:

   "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

   "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

   "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

   Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

   "NR" indicates that Fitch does not rate the issuer or issue in question.

   The following summarizes the ratings used by DBRS for long-term debt:

   "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

   "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

   "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

   "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

   "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

   "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

   "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

   ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings

   A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  . Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  . Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

   Note rating symbols are as follows:

   "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

   "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

   Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

   "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

   "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

   "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

   "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

   In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

   When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

   VMIG rating expirations are a function of each issue's specific structural or credit features.

   "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

   Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer's rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                  APPENDIX B

   As stated in the Prospectuses, the Portfolios (other than the Money Market Portfolios) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Portfolios also may enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts.

   Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

   A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

   Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

   Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

   Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

   Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

   A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

   A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P's 100 or indices based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

   A Portfolio may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

   In addition, a Portfolio may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

   Index futures and security futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

   A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

   A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

   Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

   There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures that will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

   When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

   In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

   Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

   Successful use of futures by a Portfolio is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of a Portfolio in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

   A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

   Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

   Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Portfolios are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         NORTHERN INSTITUTIONAL FUNDS

                          PRIME OBLIGATIONS PORTFOLIO

   This Statement of Additional Information dated April 1, 2006, (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated April 1, 2006, as amended or supplemented from time to time, for the Prime Obligations Portfolio (the "Portfolio") of Northern Institutional Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

   The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2005 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in the Portfolio involves investment risks, including possible loss of principal. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                     INDEX

                                                                     Page
                                                                     ----
       ADDITIONAL INVESTMENT INFORMATION............................   4
          Classification and History................................   4
          Investment Objective and Policies.........................   4
          Investment Restrictions...................................  12
          Disclosure of Portfolio Holdings..........................  14
       ADDITIONAL TRUST INFORMATION.................................  15
          Trustees and Officers.....................................  15
          Standing Board Committees.................................  20
          Trustee Ownership of Portfolio Shares.....................  20
          Trustee and Officer Compensation..........................  21
          Code of Ethics............................................  22
          Investment Adviser, Transfer Agent and Custodian..........  22
          Proxy Voting..............................................  26
          Co-Administrators and Distributor.........................  27
          Counsel and Independent Registered Public Accounting Firm.  28
          In-Kind Purchases and Redemptions.........................  28
          Third-Party Fees and Requirements.........................  28
          Expenses..................................................  29
       PERFORMANCE INFORMATION......................................  29
       NET ASSET VALUE..............................................  30
       TAXES........................................................  31
          Federal - General Information.............................  31
          State and Local Taxes.....................................  32
       DESCRIPTION OF SHARES........................................  32
       SERVICE PLAN.................................................  35
       FINANCIAL STATEMENTS.........................................  36
       OTHER INFORMATION............................................  36
       APPENDIX A................................................... A-1

                       ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

   Northern Institutional Funds (the "Trust") is an open-end, management investment company. The Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

   The Portfolio is a series of the Trust, which was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers other money market, fixed income, balanced and equity portfolios, which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

   The following supplements the investment objective, strategies and risks of the Portfolio as set forth in the Prospectus. The investment objective of the Portfolio may be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, the Portfolio's investment policies may be changed without shareholder approval.

   Prime Obligations Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

   ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

   If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

   Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

   Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

   There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (Ginnie Mae) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

   Mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation (Freddie Mac) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolio's liquidity and value.

   Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

   COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

   The Portfolio, to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

   Commercial paper purchased by the Portfolio may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

   CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolio may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

   FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

   The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

   When the Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

   ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of

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1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

   INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

   INVESTMENT COMPANIES. With respect to the investments of the Portfolio in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Portfolio will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolio in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Portfolio may invest its uninvested cash balances in shares of affiliated money market portfolios to the extent that the Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolio in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by Securities and Exchange Commission ("SEC") orders. The Portfolio may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolio's investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Portfolio's investment in ETFs without regard to any consideration received by the Portfolio or any of its affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Portfolio in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

   Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

   If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

   The Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, the Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

   MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

   Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

   State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

   Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

   The Portfolio also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

   The Portfolio may purchase serial bonds and other long-term securities provided that it has a remaining maturity meeting the Portfolio's maturity requirement. The Portfolio also may purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolio.

   The Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

   An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolio and the Portfolio's liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolio's investment objectives and policies and consider changes in their structure or possible dissolution.

   Certain of the municipal instruments held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

   Municipal instruments purchased by the Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

   The Portfolio may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and
(iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

   Currently, it is not the intention of the Portfolio to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

   REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

   REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

   SECURITIES LENDING. Collateral for loans of portfolio securities made by the Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Portfolio is responsible for any loss that may result from its investment in borrowed collateral. The Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

   STRIPPED SECURITIES. To the extent consistent with its investment policies, the Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered under the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

   Other types of stripped securities may be purchased by the Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

   SUPRANATIONAL BANK OBLIGATIONS. The Portfolio, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

   U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

   Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and
(ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

   To the extent consistent with its investment objective, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

   VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "put bonds"), where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at specified date and leveraged inverse floating rate instruments ("inverse floaters").

   With respect to the variable and floating rate instruments that may be acquired by the Portfolio, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

   The Portfolio will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolio. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

   Variable and floating rate instruments that may be purchased by the Portfolio include variable amount master demand notes, which permit the indebtedness there under to vary in addition to providing for periodic adjustments in the interest rate.

   YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolio may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's Ratings Services ("S&P"), Dominion Bond Rating Service Limited ("Dominion"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

   Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

   ZERO COUPON BONDS. To the extent consistent with its investment objective, the Portfolio may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

   Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

   The Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

  (1)Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies,
     (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

  (2)Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

  (3)Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

  (4)Invest in companies for the purpose of exercising control or management.

  (5)Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

  (6)Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

  (7)Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

  (8)Borrow money, except that to the extent permitted by applicable law
     (a) the Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolio may purchase securities on margin. If due to market fluctuations or other reasons the Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

  (9)Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

   For the purposes of Restriction Nos. 1 and 8 above, the Portfolio expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolio had not filed such an exemptive application.

   In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

   Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

   Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

   Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

   The Portfolio intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of the Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of the Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. The Portfolio will limit its investments in securities not subject to a Guarantee that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to such securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase.

   In addition to the foregoing, the Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Portfolio's shareholders. The policy provides that neither the Portfolio nor its Investment Adviser, Distributor or any agent, or any employee thereof ("Portfolio Representative") will disclose the Portfolio's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means the Portfolio's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither the Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio's public filings with the SEC or is disclosed on the Portfolio's publicly accessible Web site. Information posted on the Portfolio's Web site may be separately provided to any person commencing the day after it is first published on the Portfolio's Web site.

   Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Portfolio's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolio, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Portfolio's independent registered public accounting firm, the Portfolio's custodian, the Portfolio's legal counsel, the Portfolio's financial printer- R.R. Donnelley & Sons Company, and the following rating and ranking organizations -- Standard & Poor's and Moody's Investors Service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

   The Portfolio currently publishes on its Web site, northerninstutionalfunds.com, complete portfolio holdings as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

   Portfolio holdings are currently disclosed through required filings with the SEC. The Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio's fiscal year). Shareholders may obtain a Portfolio's Forms N-CSR and N-Q filings on the SEC's Web site at sec.gov. In addition, the Portfolio's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

   Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                         ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the management, business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 54 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 22 portfolios and Northern Funds offers 32 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                             OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                                  HELD BY TRUSTEE/(3)/
----------------------   ----------------------------------------------------------------------------- -------------------
William L. Bax           . Managing Partner of PricewaterhouseCoopers (an accounting firm)             . Sears Holding Corp.
Age: 62                    from 2000 to 2003.                                                            (a retail company).
Trustee since 2005       . Director of Big Shoulders Fund since 1997;
                         . Director of Children's Memorial Hospital since 1997;
                         . Trustee of DePaul University since 1998.

Richard G. Cline         . Chairman and President of Hawthorne Investors, Inc. (a management           . PepsiAmericas
Age: 71                    advisory services and private investment company) since 1996;                 (a soft drink bottling
Trustee since 1997       . Managing Partner of Hawthorne Investments, LLC (a management                  company);
                           advisory services and private investment company) since 2001;               . Ryerson Inc. (a metals
                         . Managing Member of Hawthorne Investments II, LLC (a private                   distribution company).
                           investments company) since 2004.

Edwarde J. Condon, Jr.   . Chairman and CEO of The Paradigm Group, Ltd. (a financial                   . None
Age: 65                    adviser) since 1993;
Trustee since 1994       . Principal and Co-Founder of Paradigm Capital since 1996;
                         . Senior Partner of NewEllis Ventures since 2001;
                         . Member of the Board of Managers of The Liberty Hampshire
                           Company, LLC (a receivable securitization company) from 1996 to 2001;
                         . Director of Financial Pacific Company (a small business leasing company)
                           from 1998 to 2004;
                         . Member and Director of the Illinois Venture Capital Association since 2001;
                         . Trustee at Dominican University from 1996 to 2005;
                         . Member of the Board of Directors of the Chicago Children's
                           Museum since 2001;
                         . Member of the Board of Governors of the Metropolitan Club since 2003;
                         . Member of the Advisory Board of AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating Committee of Girl Scouts of Chicago from
                           1993 to 2003;
                         . Member of the National Advisory Board of National Domestic Violence
                           Hotline since 2005.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                        HELD BY TRUSTEE/(3)/
----------------------   ------------------------------------------------------------------- -------------------
Sharon Gist Gilliam      . Executive Vice President of Unison-Maximus, Inc. (an aviation and . None
Age: 62                    governmental consulting company) from 1989 to 2005;
Trustee since 2001       . Principal /Officer/ Director, UCG Associates, Inc. (a management consulting firm) from 2005 to present.

Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an Illinois not-for-                . None
Age: 62                    profit corporation) since 1993;
Trustee since 1997       . Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                         . Director of STS Consultants, Ltd. (an employee owned engineering consulting firm) since 2001.

Michael E. Murphy/(4)/   . President of Sara Lee Foundation (philanthropic organization)     . Coach, Inc.;
Age: 69                    from 1997 to 2001.                                                . Payless Shoe Source,
Trustee since 2000                                                                             Inc. (a retail shoe
                                                                                               store business);
                                                                                             . GATX Corporation
                                                                                               (a railroad holding
                                                                                               company).

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                    OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                         HELD BY TRUSTEE/(3)/
----------------------   -------------------------------------------------------------------- -------------------------
 Richard P. Strubel      . Vice Chairman and Director of Cardean Learning Group (formerly     . Gildan Activewear,
 Age: 66                   UNext, Inc.) (a provider of educational services via the Internet)   Inc. (an athletic
 Trustee since 1982        since 2003;                                                          clothing
                         . President, Chief Operating Officer and Director of UNext, Inc.       marketing and
                           from 1999 to 2003.                                                   manufacturing company);
                                                                                              . Goldman Sachs Mutual
                                                                                                Fund Complex (72
                                                                                                portfolios);
                                                                                              . Goldman Sachs Closed-
                                                                                                End Funds.

 INTERESTED TRUSTEES

 Mary Jacobs Skinner,    . Partner in the law firm of Sidley Austin Brown & Wood, LLP.        . None
 Esq./(4)/
 Age: 48
 Trustee since 2000

 Terence J. Toth/(4)/    . President of Northern Trust Global Investments since 2004, and     . None
 Age: 46                   Executive Vice President - Head of Quantitative Management and
 Trustee since 2006        Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE/(1)/              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------       ------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund         Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.;
Age: 48                   Executive Vice President and other positions at The Northern Trust Company, President and Director of
50 South LaSalle Street   Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global
Chicago, IL 60603         Investments since 1989.
President since 2000

Eric K. Schweitzer        Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The
Age: 44                   Northern Trust Company and the Director of Distribution, Product Management and Client Services in
50 South LaSalle Street   the Mutual Fund Group of Northern Trust Global Investments since 2000.
Chicago, IL 60603
Vice President since 2000

Stuart Schuldt            Senior Vice President and Division Manager of Fund Administration and Fund Accounting, The Northern
Age: 44                   Trust Company since 1998.
50 South LaSalle Street
Chicago, IL 60603
Treasurer since 2005

Susan J. Hill             Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of
Age: 49                   Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments,
50 South LaSalle Street   N.A. and Northern Trust Company from 2000 to 2004.
Chicago, IL 60603
Chief Compliance Officer
since 2004

Wes L. Ringo              Senior Vice President of Northern Trust Investments, N.A. and Compliance Director of Northern Trust
Age: 55                   Securities, Inc. since 2001; Managing Director, Assistant General Counsel and Director of Regulatory
50 South LaSalle Street   Affairs of U.S. Bancorp Piper Jaffrey from 1996 to 2001.
Chicago, IL 60603
Anti-Money Laundering
Compliance Officer since
2002

Brian Ovaert              Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 44                   Accounting, Transfer Agent and Fund Administration functions since 1998.
50 Bank Street
Canary Wharf
London, E145NT
Assistant Treasurer since
2005

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------            -----------------------------------------------------------------------------------------------
Jeffrey A. Dalke, Esq.         Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 55
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.           Senior Counsel and Senior Vice President at PFPC Inc. since 1998.
Age: 58
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.    Counsel and Vice President at PFPC Inc. since 2005; Associate Counsel and Director at PFPC Inc.
Age: 34                        from 2002 to 2005; Associate Counsel at Investors Bank & Trust Company, a financial service
99 High Street, 27th Floor     provider from 2001 to 2002.
Boston, MA 02110
Assistant Secretary since 2003

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

   Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

   Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolio: Audit, Governance and Valuation.

   The Audit Committee consists of four members: Messrs. Condon (Chairman), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the independent registered public accounting firm. During the fiscal year ended November 30, 2005, the Audit Committee convened five times.

   The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended November 30, 2005, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio's Prospectus and should be directed to the attention of Northern Institutional Funds Governance Committee.

   The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2005, the Valuation Committee convened four times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolio are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolio. The following table shows the dollar range of shares owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                      Information as of December 31, 2005

                                       Dollar Range of Equity Securities in the Aggregate Dollar Range of Equity Securities
Name of Trustee                                       Portfolio                  in All Portfolios in Mutual Fund Family*
---------------                        ---------------------------------------- -------------------------------------------
William L. Bax                                           None                                 $10,001-$50,000
Richard G. Cline                                         None                                  Over $100,000
Edward J. Condon, Jr.                                    None                                  Over $100,000
Sharon Gist Gilliam                                      None                                      None
Sandra Polk Guthman                                      None                                  Over $100,000
Michael E. Murphy                                        None                                  Over $100,000

--------
* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2005, Northern Institutional Funds offered 22 portfolios and Northern Funds offered 32 portfolios.

 Mary Jacobs Skinner       None                      Over $100,000
 Richard P. Strubel        None                      Over $100,000
 Stephen B. Timbers*       None                      Over $100,000
 Terence J. Toth**         None                      Over $100,000

*  Mr. Timbers retired from the Trust on February 17, 2006.
** Mr. Toth was appointed to the Board of Trustees on February 17, 2006.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

   The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2005:

                                                        Total
                                       Prime    Compensation from Fund
                                    Obligations Complex (including the
                                     Portfolio     Portfolio) /(1)/
                                    ----------- ----------------------
         William L. Bax/(2)/          $1,613           $107,500
         Richard G. Cline              2,138            142,500
         Edward J. Condon, Jr.         1,875            125,000
         William J. Dolan, Jr./(3)/    1,800            120,000/(4)/
         Sharon Gist Gilliam           1,613            107,500
         Sandra Polk Guthman           1,725            115,000
         Michael E. Murphy             1,800            120,000
         Mary Jacobs Skinner           1,575            105,000/(5)/
         Richard P. Strubel            1,800            120,000
         Stephen B. Timbers/(6)/       1,575            105,000
         Terence J. Toth/(7)/              0                  0

1 As of December 31, 2005, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (22 portfolios) and Northern Funds (32 portfolios).
2  Mr. Bax was appointed to the Board of Trustees on January 1, 2005.
3  Mr. Dolan served as a Trustee of the Fund Complex until December 31, 2005.
4 For the fiscal year ended November 30, 2005, Mr. Dolan elected to defer $0 of $120,000 total compensation, of which Mr. Dolan earned $2,148.72 in accrued interest from previous years' deferred compensation.
5 For the fiscal year ended November 30, 2005, Ms. Skinner elected to defer $52,500 of $105,000 total compensation, of which Ms. Skinner earned $3,796.36 in accrued interest.
6 Mr. Timbers served as a Trustee of the Fund Complex until February 17, 2006. 7 Mr. Toth was appointed to the Board of Trustees on February 17, 2006.

   The Trust does not provide pension or retirement benefits to its Trustees.

   Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Northern Institutional Funds Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate the Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

   The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Ms. Hill and Messrs. Dalke, Ovaert, Ringo, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Ms. Hill and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

   The Trust, its Investment Adviser and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

   Northern Trust Investments, N.A. ("NTI" or "Investment Adviser"), a direct subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as the Investment Adviser of the Portfolio. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

   TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

   Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, it had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

   Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Portfolio. In connection with portfolio transactions for the Portfolio, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

   On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other fiduciary or agency accounts, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such investment portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Advisers' opinion of the reliability and quality of the broker or dealer.

   For the fiscal years ended November 30, 2005, 2004 and 2003, all portfolio transactions for the Portfolio were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolio. Purchases by the Portfolio from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

   During the fiscal year ended November 30, 2005, the Prime Obligation Portfolio acquired and sold securities of Bank of America Corp., Citigroup, Inc., Credit Suisse First Boston Corp., Deutsche Bank, Goldman Sachs Group, Inc., JP

Morgan Chase & Co. and UBS Securities, Inc., each a regular broker/dealer. At November 30, 2005, the Prime Obligation Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns, Inc. with an approximate aggregate market value of $25,000,000; Citicorp Securities, Inc., with an approximate aggregate market value of $7,969,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $71,500,000; Deutsche Bank with an approximate aggregate market value of $5,000,000; JP Morgan Chase & Co., with an approximate aggregate market value of $5,003,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $109,594,000 and UBS Securities, Inc., with an approximate aggregate market value of $105,000,000.

   The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

   The Advisory Agreement most recently was approved with respect to the Portfolio by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on February 17, 2006. At meetings held on November 4, 2005 and February 16-17, 2006, the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of independent legal counsel, their responsibilities under applicable law. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolio by the Investment Adviser and its affiliates. These services include services as the Portfolio's custodian, transfer agent and co-administrator. The Trustees also considered that many of the Portfolio's shareholders had other client relationships with TNTC. The Trustees believed that the Investment Adviser had allocated substantial resources and personnel, and had made significant financial commitments, to the investment management and other operations of the Portfolio, and was able to provide quality services to the Portfolio. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirement applicable to the Portfolio and the Investment Adviser.

   In addition, the Trustees considered the Portfolio's contractual advisory fee rate; the Portfolio's total operating expense ratio; and the Investment Adviser's voluntary fee waivers and expense reimbursements with respect to the Portfolio. The Trustees also considered the fees paid by the Portfolio to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the amount of assets in the Portfolio; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser (which do not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to their clients.

   Information on the services rendered by the Investment Adviser to the Portfolio, the amounts paid by the Portfolio under the Advisory Agreement and the Portfolio's total operating expense ratio were compared to similar information for other money market funds advised by the Investment Adviser and other, unaffiliated investment management firms. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Portfolio.

   After deliberation, the Trustees concluded that the fees paid by Portfolio were reasonable, and that the Advisory Agreement should be re-approved and continued.

   Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolio until April 30, 2007, and the Custodian Agreement and the Transfer Agency Agreement (discussed below) will continue in effect with respect to the Portfolio until April 30, 2007, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Description of Shares"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

   As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio's average daily net assets). For the fiscal year ended November 30, 2005, the Investment Adviser received advisory fees in the amount of 0.10%. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

   For the fiscal year ended November 30 as indicated, the amount of advisory fees incurred by the Portfolio (after fee waivers) was as follows:

                                   2005     2004    2003
                                 -------- -------- -------
Prime Obligations Portfolio/1/   $677,920 $618,352 $95,406

/1/  Commenced operations on August 21, 2003.

   If such waiver were not in effect, the advisory fees incurred by the Portfolio would have been:

                                    2005      2004     2003
                                 ---------- -------- --------
Prime Obligations Portfolio/1/   $1,016,880 $927,482 $143,109

/1/  Commenced operations on August 21, 2003.

   Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolio, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders,
(vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts,
(ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolio. This fee, which is borne solely by the Shares described in this Additional Statement and not by the Portfolio's other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolio.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily net asset value of the outstanding Service Shares of the Portfolio; and (ii) 0.02% of the average daily net asset value of the outstanding Premier Shares of the Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolio.

   For the fiscal year ended November 30 as indicated, the amount of transfer agency fees incurred by the Portfolio was as follows:

                                  2005    2004    2003
                                 ------- ------- -------
Prime Obligations Portfolio/1/   $52,819 $57,611 $10,795

/1/ Commenced operations on August 21, 2003.

   Under its Custodian Agreement with the Trust, TNTC (i) holds the Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities.

   As compensation for the services rendered to the Trust by the Custodian with respect to the Portfolio and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows:
(i) $18,000 annually for the Portfolio, plus (ii) 1/100th of 1% annually of the Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus
(iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

   The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolio's daily uninvested U.S. cash balances (if any).

   For the fiscal year ended November 30 as indicated, the amount of custodian fees incurred by the Portfolio was as follows:

                                  2005    2004    2003
                                 ------- ------- -------
Prime Obligations Portfolio/1/   $62,668 $68,409 $18,151

/1/  Commenced operations on August 21, 2003.

   Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolio is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Portfolio to pursue its investment objective.

   Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PROXY VOTING

   The Trust, on behalf of the Portfolio, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolio. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolio.

   Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

   A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of the Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

   Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

   Northern Trust may choose not to vote proxies for the Portfolio in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

   A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and the Portfolio's portfolio securities voting record for the 12-month period ended June 30th is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling 800/637-1380.

CO-ADMINISTRATORS AND DISTRIBUTOR

   NTI and PFPC (the "Co-Administrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Portfolio under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent;
(viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

   Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Portfolio. The Co-Administrators also are entitled to additional fees for special legal services. The Co-Administrators will reimburse the Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets.

   Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2007, and thereafter for successive one-year terms with respect to the Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator.

   For the fiscal year ended November 30 as indicated, the Co-Administrators received fees under the Co-Administration Agreement, with respect to the Prime Obligations Portfolio, in the amount of:

                                   2005     2004    2003
                                 -------- -------- -------
Prime Obligations Portfolio/1/   $677,920 $618,352 $95,406

/1/  Commenced operations on August 21, 2003.

   Additionally, for the fiscal year ended November 30 as indicated, the Co-Administrators contractually reimbursed the Prime Obligations Portfolio for its expenses reducing administration fees in the amount of:

                                   2005     2004     2003
                                 -------- -------- --------
Prime Obligations Portfolio/1/   $251,420 $211,148 $119,694

/1/  Commenced operations on August 21, 2003.

   The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of the Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust.

   The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

   Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

   Ernst & Young LLP, independent registered public accounting firm, 233 S. Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

   Payment for shares of the Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

   Although the Portfolio generally will redeem shares in cash, the Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD-PARTY FEES AND REQUIREMENTS

   Shares of the Portfolio are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

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   The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

   Except as set forth above and in this Additional Statement, the Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolio's shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

   The Investment Adviser has voluntarily agreed to waive a portion of its management fee during the current period. The voluntary fee waiver may be modified or terminated at any time at the option of the Investment Adviser. Under the Co-Administration Agreement, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agent fees, service agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets. The result of these fee waivers and reimbursements will be to increase the performance of the Portfolio during the periods for which the waivers and reimbursements are made.

                            PERFORMANCE INFORMATION

   The performance of a class of shares of the Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of the Portfolio.

   From time to time, the Portfolio may advertise its "yields" and "effective yields." Yield and effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

   In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share, Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

   "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares, Service Shares and Premier Shares of the Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   Quotations of yield and effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in Shares, Service Shares and Premier Shares of the Portfolio are not reflected in the calculation of yields for the Portfolio.

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   The annualized yield of the Portfolio for the seven-day period ended
November 30, 2005 was as follows:

                              Yield Effective Yield
                              ----- ---------------
Prime Obligations Portfolio   3.92%      3.99%

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Additional Trust Information - Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of the Portfolio for the same seven-day period would have been as follows:

                              Yield Effective Yield
                              ----- ---------------
Prime Obligations Portfolio   3.83%      3.90%

   The Portfolio's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. The Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

   The Portfolio may also quote from time to time the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

                                NET ASSET VALUE

   As stated in the Prospectus, the Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

   Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value of the Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of the Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

   Rule 2a-7 requires that the Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that the Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                                     TAXES

   The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

   The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

   The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a registered investment company.

   In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies),
(ii) in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses, or (iii) one or more qualified publicly traded partnerships. The Portfolio intends to comply with these requirements.

   The Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

   If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

   The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

   Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

   The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

   In addition, in the case of any shares of a PFIC in which the Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

   The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisors with specific reference to their own tax situation, including the application of state and local taxes.

                             DESCRIPTION OF SHARES

   The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios and are discussed in separate Statements of Additional Information. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of unlimited number of shares of beneficial interest in three separate classes of shares in the Portfolio: Shares, Service Shares and Premier Shares.

   Under the terms of the Trust Agreement, each share of the Portfolio is without par value, which represents a proportionate interest in the Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of the Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days
(i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or

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

holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolio are not issued.

   The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust normally are allocated in proportion to the net asset value of the respective investment portfolio except where allocations of direct expenses can otherwise be fairly made.

   Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the investment portfolio affected by the matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

   The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

   The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

   The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the voting provisions of the Trust Agreement; or
(iv) that the Trustees determine to submit to shareholders.

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

   The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement:
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

   The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

   In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series
Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

   The term "majority of the outstanding shares" of either Northern Institutional Funds or the Portfolio or a particular investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Institutional Funds or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Institutional Funds or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Institutional Funds or such Portfolio.

   As of March 1, 2006, substantially all of the Portfolio's outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolio. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 5% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of the Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolio's classes as of March 1, 2006:

Prime Obligations Portfolio- Shares    Number of Shares % of Portfolio
                                       ---------------- --------------
Abbott Laboratories                     91,775,214.61         9.20%
USG Foreign Investments                 78,776,733.53         7.89%
Newport Sequoia Fund, LLC               74,500,000.00         7.47%
Trust Co of Toledo-Local & Co           59,895,329.27         6.00%

Prime Obligations Portfolio- Service   Number of Shares % of Portfolio
                                       ---------------- --------------
Old Second National Bank                37,997,720.40        56.45%
Simmons First Trust Co NA               20,110,110.35        29.87%
First Mid-Illinois BK & TR               9,209,532.06        13.68%

Prime Obligations Portfolio- Premier   Number of Shares % of Portfolio
                                       ---------------- --------------
Downers Grove National Bank             12,015,003.97       100.00%

                                 SERVICE PLAN

   The Trust has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares of the Portfolio. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of the Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of
(i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and
(ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

   Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of the Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of the Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of the Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of the Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern Trust and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, the Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

   For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of the Portfolio then in existence was as follows:

                                   2005    2004    2003
                                 -------- ------- -------
Prime Obligations Portfolio/1/
   Service Class                 $141,230 $87,802 $12,106
   Premier Class                 $  2,339     N/A     N/A

/1/  The Service Class commenced operations on September 2, 2003.

   Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

   The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for the Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 17, 2006.

   The Plan and related agreements will remain in effect until April 30, 2007 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement will terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Portfolio and holders of Service and Premier Shares of the Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                             FINANCIAL STATEMENTS

   The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2005 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Semiannual Report and Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                               OTHER INFORMATION

   The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

   Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

   A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

   "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.

   "A-3" - Obligator has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   "B" - An obligation is more vulnerable to nonpayment than obligations rated "B". The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor's capacity to meet its financial commitment on the obligation.

   "C" - Obligations are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.

   "R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

   "D" - Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

   "N.R." - An issuer designated N.R. is not rated.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following:

   "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

   "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

   "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

   "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

   "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

   "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

   "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

   The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

   "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

   "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

   "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

   "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

   "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

   "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

   "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

   The following summarizes the ratings used by Standard & Poor's for long-term issues:

   "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   "AA" - An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

   "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   "N.R." - Not rated.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   The following summarizes the ratings used by Moody's for long-term debt:

   "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

   "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

   "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

   "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

   "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

   "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

   "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   The following summarizes long-term ratings used by Fitch:

   "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

   "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

   "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

   Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

   "NR" indicates that Fitch does not rate the issuer or issue in question.

   The following summarizes the ratings used by DBRS for long-term debt:

   "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

   "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

   "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

   "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

   "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

   "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

   "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

   ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings

   A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   . Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

   . Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

   Note rating symbols are as follows:

   "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

   "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

   Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

   "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

   "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

   "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

   "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

   In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

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   When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

   VMIG rating expirations are a function of each issue's specific structural or credit features.

   "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

   Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer's rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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